EXHIBIT 99.2

Regency Centers Corporation

December 31, 2011

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At December 31, 2011, Regency’s total market capitalization was $5.7 billion.

As of December 31, 2011, the Company owned 364 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 49.5 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers, boasting average household incomes of more than $100,000 and average population of approximately 100,000 people. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into its centers. In addition, 78% of the portfolio is leased to national and regional retailers. The quality of the tenant base and the strength of the Company’s tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 205 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the fourth quarter of 2011, Regency had nine projects under development for estimated net development costs of $161.3 million.

Regency employs a capital recycling strategy to continue to improve the overall quality of the portfolio. The disposition of assets and an industry-leading co-investment partnership program are integral components of this strategy. In the past eleven years, capital recycling and co-investment partnerships have enabled Regency to cost effectively build a $7 billion operating platform.

Regency has centers located in the top markets in the country and has 17 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended December 31, 2011. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

December 31, 2011

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	9

Summary of Consolidated Debt	10

Summary of Unsecured Public Debt Covenants	11

Summary of Preferred Units and Stock	12

Investment Activity:

Acquisitions, Dispositions and Development Sales	13

Development Information	15

Co-investment Partnerships:

Unconsolidated Investments	17

Unconsolidated Balance Sheets	18

Unconsolidated Statements of Operations	20

Summary of Unconsolidated Debt	22

Real Estate Information:

Leasing Statistics	23

Average Base Rent by State	25

Portfolio Summary Report by State	27

Significant Tenant Rents	33

Lease Expiration Schedule	35

Forward-Looking Information:

Earnings and Valuation Guidance	37

Reconciliation of FFO to Net Income	38

Highlights

December 31, 2011

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended December 31, 2011, same property NOI increased 0.2%. When excluding termination fees, same property NOI was flat. Same property percent leased was 93.8%. Rental lease spreads declined 0.6%, or increased 1.6% for spaces vacant less than 12 months.

For the year ended December 31, 2011, same property NOI declined 0.6%. When excluding termination fees, same property NOI increased 0.1%. Same property percent leased was 93.8%. Rental lease spreads declined 1.7%, or increased 1.2% for spaces vacant less than 12 months.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended December 31, 2011, same property NOI declined 0.2%. When excluding termination fees, same property NOI declined 0.3%. Same property percent leased was 94.2%. Rental lease spreads declined 0.7%, or increased 1.8% for spaces vacant less than 12 months.

For the year ended December 31, 2011, same property NOI declined 0.5%. When excluding termination fees, same property NOI increased 0.2%. Same property percent leased was 94.2%. Rental lease spreads declined 1.9%, or increased 1.2% for spaces vacant less than 12 months.

Leasing Activity

During the quarter, 1.8 million square feet of GLA was renewed or newly leased through 480 leasing transactions.

For the year ended December 31, 2011, 6.9 million square feet of GLA was renewed or newly leased through 1,828 leasing transactions.

Financial Results

Recurring Funds From Operations for the quarter was $56.8 million, or $0.63 per diluted share. Funds From Operations for the quarter was $56.5 million, or $0.63 per diluted share. Net income attributable to common stockholders for the quarter was $8.1 million, or $0.09 per diluted share.

Development Activity

At quarter end, Regency had nine projects in process for an estimated net development cost of $161.3 million, an expected return at completion of 7.1% and an expected return at stabilization of 7.6%.

For more information on this development activity, please see page 15.

Acquisition & Disposition Activity

During the fourth quarter, Regency:

•	Sold four wholly owned operating properties at a gross sales price of $52.3 million and a weighted average cap rate of 7.6%.

•	Sold the office component of an operating property for a gross sales price of $4.8 million and a cap rate of 4.7%.

•

Sold one co-investment operating property and the anchor box at another co-investment operating property for a gross sales price of $27.5 million and a weighted average cap rate of 6.6%. Regency’s share of the sales price was $7.4 million.

For more information on these acquisitions & dispositions, please see pages 13-14

Definitions

December 31, 2011

Recurring Funds From Operations (Recurring FFO): Recurring FFO is defined as funds from operations excluding the impact of gains and losses from the sale of development and out parcels, dead deal costs, provisions for impairment not otherwise excluded from FFO, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, non-recurring transaction fees and promotes, provisions for income taxes related to these transactions and other one-time items.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property and their tax impact, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT clarified that FFO should include the results of discontinued operations, non-recurring amounts except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. NAREIT also clarified that FFO should exclude the impact of impairment losses on depreciable properties, either wholly owned or owned in joint venture (October 2011). Regency has calculated FFO for all periods presented in accordance with this clarification. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and if sold any related gains are included in its calculation of FFO, but not Recurring FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the first calendar year following completion.

Summary Financial Information

December 31, 2011

Financial Results	Three Months Ended		Year to Date
	2011	2010	2011	2010
Net income attributable to common stockholders	$8,138,421	($37,899,593)	$31,695,187	($10,859,263)

Basic EPS	$0.09	($0.47)	$0.35	($0.14)

Diluted EPS	$0.09	($0.46)	$0.35	($0.14)

Diluted EPS per share growth rate	NA		NA

Funds from Operations for common stockholders	$56,536,106	$41,967,037	$220,318,317	$196,337,475

FFO per share - Diluted	$0.63	$0.50	$2.48	$2.35

Diluted FFO per share growth rate	26.0%		5.5%

Recurring Funds from Operations for common stockholders	$56,836,840	$47,494,300	$213,147,750	$199,356,568

Recurring FFO per share - Diluted	$0.63	$0.56	$2.40	$2.39

Diluted Recurring FFO per share growth rate	12.5%		0.4%

Dividends paid per share and unit	$0.463	$0.463	$1.850	$1.850

Payout ratio of Diluted Recurring FFO per share	73.4%	82.6%	77.1%	77.4%

Interest Coverage Ratios

Interest only	3.4	2.6	3.3	2.8

Capitalized interest	$187,461	$774,934	$1,480,287	$5,099,476

Fixed Charge (Regency only)	2.7	2.4	2.6	2.4

Fixed Charge (with pro-rata share of partnerships)	2.4	2.1	2.3	2.1

Capital Information	12/31/11	YTD Change	12/31/10	12/31/09

Closing common stock price per share	$37.62	($4.62)	$42.24	$35.06
Total Shareholder Return	-6.6%		26.6%

Common Shares and Equivalents Outstanding	90,099,022	8,034,986	82,064,036	82,007,507

Market equity value of Common and Convertible shares (000’s)	$3,389,525	($76,860)	$3,466,385	$2,875,183
Non-Convertible Preferred Units and shares (000’s)	$325,000	—	$325,000	$325,000
Outstanding debt (000’s)	$1,982,440	($112,029)	$2,094,469	$1,886,380
Total market capitalization (000’s)	$5,696,966	($188,889)	$5,885,854	$5,086,563
Debt to Total Market Capitalization	34.8%	-0.8%	35.6%	37.1%

Total real estate at cost before depreciation (000’s)	$4,488,795	$71,049	$4,417,746	$4,259,991
Total assets at cost before depreciation (000’s)	$4,778,690	$83,274	$4,695,417	$4,614,391
Debt to Total Assets before Depreciation	41.5%	-3.1%	44.6%	40.9%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	89,921,858	8,034,986	81,886,872	81,539,296
Exchangeable O.P. Units held by noncontrolling interests	177,164	—	177,164	468,211

Common Shares and Equivalents Issued and Outstanding	90,099,022	8,034,986	82,064,036	82,007,507

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Wtd Average Diluted Shares for FFO per share	89,754,830	83,882,191	88,603,738	83,218,758
Treasury method shares related to fwd equity offering included above	—	2,115,621	423,810	1,533,607

Summary Real Estate Information

December 31, 2011

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	12/31/11	9/30/11	12/31/10	9/30/10
Gross Leasable Area (GLA)	29,787,954	29,942,962	29,930,357	29,662,913

GLA - Same properties only	24,922,101	25,363,078	25,433,033	25,612,932

GLA including anchor-owned stores	35,940,659	36,070,985	36,050,765	35,787,785

% leased - All properties	92.7%	92.6%	92.0%	91.9%

% leased - Operating properties only	93.5%	92.9%	92.8%	92.8%

% leased - Same properties only	93.8%	93.0%	92.8%	92.9%

Average % leased - Same properties only	92.6%	92.3%	92.8%	92.8%

Rental rate growth for spaces vacant less than 12 months - YTD (1)	1.2%	1.0%	-0.1%	0.2%

Same property NOI growth - YTD	-0.6%	-0.9%	1.2%	1.4%

Same property NOI growth without termination fees - YTD	0.1%	0.2%	0.0%	-0.1%

Wholly Owned and 100% of Co-investment Partnerships

	12/31/11	9/30/11	12/31/10	9/30/10
Gross Leasable Area (GLA)	42,148,917	42,445,709	45,076,652	45,053,264

GLA - Same properties only	37,022,956	37,515,352	40,378,637	40,802,372

GLA including anchor-owned stores	49,490,062	49,799,565	53,142,005	53,123,081

Number of retail shopping centers	364	367	396	399

Number of centers under development (excluding expansions)	7	18	26	30

Number of grocery-anchored shopping centers	291	294	321	324

% leased - All properties	93.3%	93.1%	92.6%	92.5%

% leased - Operating properties only	93.9%	93.4%	93.2%	93.2%

% leased - Same properties only	94.2%	93.5%	93.2%	93.2%

Average % leased - Same properties only	93.0%	92.8%	93.1%	93.0%

Rental rate growth for spaces vacant less than 12 months - YTD (1)	1.2%	1.0%	-0.7%	-0.4%

Same property NOI growth - YTD	-0.5%	-0.6%	1.6%	1.1%

Same property NOI growth without termination fees - YTD	0.2%	0.4%	0.8%	0.1%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

December 31, 2011, 2010, and 2009

	2011	2010	2009
Assets
Real estate investments at cost:
Land, building and improvements	$3,877,834,836	3,378,221,458	2,993,704,413
Properties in development	224,077,355	610,932,328	920,426,744

	4,101,912,191	3,989,153,786	3,914,131,157
Less: accumulated depreciation	791,619,489	700,878,014	622,163,237

	3,310,292,702	3,288,275,772	3,291,967,920
Operating properties held for sale	—	—	19,647,481
Investments in real estate partnerships	386,882,640	428,592,272	326,211,897

Net real estate investments	3,697,175,342	3,716,868,044	3,637,827,298
Cash and cash equivalents	17,451,775	22,460,118	99,477,017
Accounts receivable, net of allowance for uncollectible accounts	37,732,816	36,599,785	40,871,064
Straight line rent receivables, net of reserves	48,132,347	45,241,286	39,292,481
Notes receivable	35,783,636	35,930,927	37,753,438
Deferred costs, net of accumulated amortization	70,203,975	63,164,623	58,376,461
Acquired lease intangible assets, net of accumulated amortization	27,054,214	18,219,347	10,007,309
Trading securities held in trust, at fair value	21,713,060	20,890,523	18,421,621
Other assets	31,823,588	35,163,886	50,201,446

Total assets	$3,987,070,753	3,994,538,539	3,992,228,135

Liabilities and Equity
Liabilities:
Notes payable	$1,942,440,312	2,084,469,325	1,886,380,298
Unsecured line of credit	40,000,000	10,000,000	—

Total notes payable	1,982,440,312	2,094,469,325	1,886,380,298
Accounts payable and other liabilities	101,862,411	138,195,855	130,354,232
Derivative instruments, at fair value	36,552	—	28,363,231
Acquired lease intangible liabilities, net of accumulated accretion	12,661,818	6,682,371	5,895,885
Tenants’ security and escrow deposits	20,416,096	10,790,173	10,627,805

Total liabilities	2,117,417,189	2,250,137,724	2,061,621,451

Equity:
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	899,219	818,869	815,393
Additional paid in capital, net of treasury stock	2,266,619,870	2,023,436,667	2,008,374,437
Accumulated other comprehensive loss	(71,429,366)	(80,885,436)	(49,973,134)
Distributions in excess of net income	(662,734,624)	(533,194,159)	(371,837,066)

Total stockholders’ equity	1,808,355,099	1,685,175,941	1,862,379,630

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	(963,444)	(761,705)	7,320,848
Limited partners’ interest in consolidated partnerships	13,103,932	10,828,602	11,748,229

Total noncontrolling interests	61,298,465	59,224,874	68,227,054

Total equity	1,869,653,564	1,744,400,815	1,930,606,684

Total liabilities and equity	$3,987,070,753	3,994,538,539	3,992,228,135

Ratios	2011	2010	2009
Debt to real estate assets, before depreciation	44.2%	47.4%	44.3%
Debt to total assets, before depreciation	41.5%	44.6%	40.9%
Debt to total assets, before depreciation and including prorata share of JV’s (1)	45.0%	48.1%	45.7%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	50.6%	53.8%	51.7%
Unsecured assets to total real estate assets (wholly owned only)	79.7%	81.6%	81.6%
Unsecured NOI to total NOI (wholly owned only)	80.7%	81.5%	79.5%

(1)	debt ratio would be 44.8% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended December 31, 2011 and 2010

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Real Estate Revenues:
Minimum rent	$92,306,802	88,071,131	$361,912,758	348,068,198
Percentage rent	1,508,772	1,517,268	2,996,197	2,540,193
Recoveries from tenants	23,539,647	21,931,158	95,436,613	92,653,014
Termination Fees	372,101	189,080	3,902,641	6,117,717
Other income	1,465,562	1,321,874	9,899,476	8,786,420

	119,192,884	113,030,511	474,147,685	458,165,542

Real Estate Operating Expenses:
Operating and maintenance	18,445,749	18,229,382	74,144,963	70,703,343
Provision for doubtful accounts	618,848	1,276,472	3,166,194	3,954,036
Real estate taxes	13,918,357	11,980,365	56,607,180	55,082,533

	32,982,954	31,486,219	133,918,337	129,739,912

Net Operating Income	86,209,930	81,544,292	340,229,348	328,425,630

Fees, Development and Outparcel Gains:
Asset management fees	1,616,368	1,728,702	6,705,377	6,695,228
Property management fees	3,571,458	3,830,699	14,910,325	15,598,903
Transaction fees	—	—	5,000,000	2,593,828
Leasing commissions and other fees	1,799,426	866,148	7,364,591	4,511,587
Development gain	—	—	—	38,456
Gain on sale of outparcels and land	2,404,115	217,091	2,404,115	660,837
Dead deal and acquisition costs	(133,142)	(161,085)	(957,250)	(1,194,897)
Income tax benefit (expense)	(4,338,035)	2,451,724	(2,704,813)	1,498,967

	4,920,190	8,933,279	32,722,345	30,402,909

Other Operating Expense (Income):
General and administrative	11,247,685	13,581,294	55,323,920	56,324,460
Other expenses	434,646	524,325	2,698,167	2,634,178
Depreciation and amortization (including FF&E)	33,237,972	30,700,533	133,756,469	124,008,580
Interest expense, net	31,348,032	37,557,209	123,645,013	129,529,085
Gain on sale of operating properties	(3,580,481)	(593,768)	(5,553,430)	(7,947,336)
(Income) loss from deferred compensation plan, net	(120,790)	1,232,302	999,519	3,197,822
Provision for impairment - wholly owned properties	9,183,471	26,615,044	15,882,588	26,615,044
Hedge ineffectiveness	54,120	—	54,120	(1,418,709)

	81,804,655	109,616,939	326,806,366	332,943,124

Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income	3,050,694	2,937,224	12,155,189	8,350,200
Gain on sale of operating properties	1,803,681	863,561	2,067,818	1,795,733
Provision for impairment - JV properties	—	(16,676,754)	(4,580,000)	(23,029,922)

	4,854,375	(12,875,969)	9,643,007	(12,883,989)

Net Income	14,179,840	(32,015,337)	55,788,334	13,001,426

Noncontrolling Interests:
Preferred units	931,248	931,248	3,724,992	3,724,992
Exchangeable operating partnership units	26,167	(70,000)	102,947	84,892
Limited partners’ interest in consolidated partnerships	165,213	104,217	590,044	375,641

Net Income Attributable to Noncontrolling Interests	1,122,628	965,465	4,417,983	4,185,525

Net Income Attributable to Controlling Interests	13,057,212	(32,980,802)	51,370,351	8,815,901
Preferred Stock Dividends	4,918,791	4,918,791	19,675,164	19,675,164

Net Income Attributable to Common Stockholders	$8,138,421	(37,899,593)	$31,695,187	$(10,859,263)

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended December 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Reconciliation of Net income to Funds from Operations

Net income attributable to common stockholders	$8,138,421	(37,899,593)	$31,695,187	(10,859,263)
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	28,185,604	25,793,275	113,384,688	104,724,242
Depreciation and amortization - unconsolidated partnerships	10,727,674	11,949,301	43,750,343	49,345,575
Consolidated JV partners’ share of depreciation	(179,542)	(134,051)	(738,640)	(539,592)
Provision for impairment (2)	8,334,534	41,114,593	19,613,651	47,467,761
Amortization of leasing commissions and intangibles	4,103,387	3,890,263	16,427,057	15,110,831
Gain on sale of operating properties, net of tax (2)	(2,679,349)	(3,909,053)	(4,916,435)	(12,194,793)
Income deferrals under the Restricted Gain Method for GAAP	—	—	—	—
(Income) loss from deferred compensation plan, net	(120,790)	1,232,302	999,519	3,197,822
Noncontrolling interest of exchangeable partnership units	26,167	(70,000)	102,947	84,892

Funds From Operations (1)	$56,536,106	41,967,037	$220,318,317	196,337,475

Reconciliation of FFO to Recurring FFO

Funds from operations	$56,536,106	41,967,037	$220,318,317	196,337,475
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel loss (gain), net of dead deal costs and tax (2)	(597,430)	(892,718)	(1,327,982)	611,649
Provision for impairment (2)	848,937	2,177,205	848,937	2,177,205
Provision for hedge ineffectiveness	54,120	—	54,120	(1,418,709)
(Gain) loss on early debt extinguishment (2)	(4,893)	4,242,776	(1,745,642)	4,242,776
Restructuring charges	—	—	—	—
Transaction fees and promotes	—	—	(5,000,000)	(2,593,828)

Recurring Funds From Operations (1)	$56,836,840	47,494,300	$213,147,750	199,356,568

FFO Per Share Reconciliation (Diluted):
Net income attributable to common stockholders	$0.09	$(0.46)	$0.35	$(0.14)
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization - consolidated real estate	0.31	0.31	1.28	1.26
Depreciation and amortization - unconsolidated partnerships	0.12	0.14	0.50	0.59
Consolidated JV partners’ share of depreciation	—	—	(0.01)	(0.01)
Provision for impairment (2)	0.09	0.49	0.22	0.57
Amortization of leasing commissions and intangibles	0.05	0.05	0.19	0.18
Gain on sale of operating properties, net of tax (2)	(0.03)	(0.04)	(0.06)	(0.14)
Gain deferrals under the Restricted Gain Method	—	—	—	—
(Income) loss from deferred compensation plan, net	—	0.01	0.01	0.04

Funds From Operations	$0.63	$0.50	$2.48	$2.35

Reconciliation of FFO to Recurring FFO

Funds from operations	$0.63	$0.50	$2.48	$2.35
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel loss (gain), net of dead deal costs and tax (2)	(0.01)	(0.01)	(0.01)	0.01
Provision for impairment	0.01	0.02	0.01	0.03
Provision for hedge ineffectiveness	—	—	—	(0.02)
(Gain) loss on early debt extinguishment (2)	—	0.05	(0.02)	0.05
Restructuring charges	—	—	—	—
Transaction fees and promotes	—	—	(0.06)	(0.03)

Funds From Operations - Recurring	$0.63	$0.56	$2.40	$2.39

(1)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 2 of this supplemental report.
(2)	Includes Regency’s pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures

For the Periods Ended December 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Additional Disclosures:

Straight-line rental income, net of reserve	$1,384,602	1,657,713	$4,641,745	6,201,974
Above- and below- market rent amortization	229,106	202,226	946,464	1,162,824
Pro-rata share of JV straight-line rental income, net	266,612	207,633	834,127	1,592,128
Pro-rata share of JV above- and below- mkt rent amortization	369,798	538,869	1,654,027	2,301,238

Debt premium (discount) amortization income (expense)	$129,802	12,416	$215,514	17,777
Impairment losses including pro-rata share of JV’s	9,183,471	43,291,798	20,462,588	49,644,966
Hedge ineffectiveness expense (income)	54,120	—	54,120	(1,418,709)
Stock based compensation expense	2,634,482	2,156,358	10,927,482	7,467,597
Capitalized direct leasing compensation costs	3,361,068	4,274,999	11,236,068	11,000,000
Capitalized direct development compensation costs	3,457,156	1,211,270	5,538,306	2,662,657

Fees earned from 3rd parties as reported for GAAP	$6,987,252	6,425,549	$33,980,293	29,399,546
Fees earned from 3rd parties, excluding REG owned portion	5,608,977	5,026,432	28,367,568	23,757,292

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):
Revenues	$126,252,430	125,153,152	$513,350,184	517,818,680
Expenses	34,050,568	33,166,863	143,334,397	145,499,313

Same property NOI	$92,201,862	91,986,289	$370,015,787	372,319,367

Capital Expenditures (non-revenue enhancing only):

Leasing commissions, including pro rata share of JV’s	$4,450,734	$3,829,653	$16,281,923	$13,642,713
Tenant improvements, including pro rata share of JV’s	3,091,640	2,553,532	8,077,090	6,963,570
Building improvements, including pro rata share of JV’s	6,885,971	7,000,530	17,757,775	15,910,426
Major Renovations, including pro rata share of JV’s	448,510	—	1,023,200	—

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended December 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Revenues:
Minimum rent	$91,592,758	86,313,184	356,097,204	338,639,315
Percentage rent	1,508,772	1,517,268	2,996,197	2,540,193
Recoveries from tenants and other income	25,233,818	23,328,758	107,343,505	105,582,154
Management, transaction, and other fees	6,987,252	6,425,549	33,980,293	29,399,546

Total revenues	125,322,600	117,584,759	500,417,199	476,161,208

Operating Expenses:
Depreciation and amortization	33,114,661	29,287,456	132,129,029	120,449,504
Operating and maintenance	18,267,107	17,718,954	72,625,570	68,495,648
General and administrative	12,315,877	15,770,232	56,117,152	61,504,595
Real estate taxes	13,847,144	11,677,858	55,541,588	53,461,581
Provision for doubtful accounts	615,093	1,289,536	3,074,879	3,927,833
Other expense (income)	4,911,753	(1,574,979)	6,649,408	2,495,682

Total operating expenses	83,071,635	74,169,057	326,137,626	310,334,843

Other Expense (Income):
Interest expense, net of interest income	31,348,032	33,314,433	123,645,013	125,286,514
Gain on sale of operating properties and properties in development	(2,404,115)	51,065	(2,404,115)	(993,094)
Provision for impairment	7,410,641	26,615,044	13,772,422	26,615,044
Loss on early debt extinguishment	—	4,242,776	—	4,242,776
(Income) loss from deferred compensation plan	(1,188,982)	(956,637)	206,287	(1,982,313)
Loss (gain) on derivative instruments	54,120	—	54,120	(1,418,709)

Total other expense	35,219,696	63,266,681	135,273,727	151,750,218

Income before equity in income (loss) of investments in real estate partnerships	7,031,269	(19,850,979)	39,005,846	14,076,147

Equity in income (loss) of investments in real estate partnerships	4,854,375	(12,875,969)	9,643,007	(12,883,989)

Income from continuing operations	11,885,644	(32,726,948)	48,648,853	1,192,158

Discontinued Operations, net:
Operating (loss) income	2,294,196	(98,570)	1,197,017	4,231,983
(Loss) gain on sale of properties	—	810,181	5,942,464	7,577,285

Income (loss) from discontinued operations	2,294,196	711,611	7,139,481	11,809,268

Net income	14,179,840	(32,015,337)	55,788,334	13,001,426

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(3,724,992)	(3,724,992)
Exchangeable operating partnership units	(26,167)	70,000	(102,947)	(84,892)
Limited partners’ interests in consolidated partnerships	(165,213)	(104,217)	(590,044)	(375,641)

Net income attributable to noncontrolling interests	(1,122,628)	(965,465)	(4,417,983)	(4,185,525)

Net income attributable to controlling interests	13,057,212	(32,980,802)	51,370,351	8,815,901

Preferred stock dividends	(4,918,791)	(4,918,791)	(19,675,164)	(19,675,164)

Net income attributable to common stockholders	$8,138,421	(37,899,593)	$31,695,187	(10,859,263)

These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

December 31, 2011 and 2010

Total Debt Outstanding:	12/31/11	12/31/10
Mortgage loans payable:
Fixed rate secured loans	$439,880,271	401,545,902
Variable rate secured loans	12,665,000	11,189,507
Unsecured debt offering fixed rate	1,489,895,041	1,671,733,916
Unsecured line of credit	40,000,000	10,000,000

Total	$1,982,440,312	2,094,469,325

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2012	6,997,720	—	192,377,000	199,374,720	6.8%
2013	6,995,420	16,330,175	—	23,325,595	7.1%
2014	6,481,455	28,518,653	150,000,000	185,000,108	5.0%
2015	5,169,657	46,312,554	390,000,000	441,482,211	5.3%
2016	4,857,332	14,161,143	—	19,018,475	6.2%
2017	4,263,152	75,510,751	400,000,000	479,773,903	5.9%
2018	3,745,694	57,357,572	—	61,103,266	6.2%
2019	2,704,446	106,000,000	—	108,704,446	7.8%
2020	2,676,075	43,329,660	150,000,000	196,005,735	6.1%
2021	2,781,724	—	250,000,000	252,781,724	4.8%
>10 years	8,319,185	5,847,935	—	14,167,120	0.2%
Unamortized debt (discount)/premium	—	4,184,968	(2,481,959)	1,703,009

	$54,991,860	397,553,411	1,529,895,041	1,982,440,312	5.8%

(1)	Includes unsecured public debt and unsecured line of credit. The Line is included in 2015 maturities as it matures in September 2015.

Percentage of Total Debt:	12/31/11	12/31/10
Fixed	97.3%	99.0%
Variable	2.7%	1.0%

Current Average Interest Rates:(2)
Fixed	5.8%	6.0%
Variable	1.8%	2.6%
Effective Interest Rate	5.7%	5.9%

(2)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	April 11, 2017	August 6, 2016
Variable	June 9, 2015	June 23, 2012

Summary of Line of Credit, Unsecured Public Debt and Public Debt Covenants

December 31, 2011

Outstanding Line of Credit and Unsecured Public Debt:	Origination	Maturity	Rate	Balance

$600 Million Line of Credit	09/07/11	09/05/15	LIBOR + 1.25%	$40,000,000

Unsecured Public Debt:	01/18/02	01/15/12	6.750%	$192,377,000
	04/01/04	04/15/14	4.950%	$150,000,000
	07/18/05	08/01/15	5.250%	$350,000,000
	06/05/07	06/15/17	5.875%	$400,000,000
	06/02/10	06/15/20	6.000%	$150,000,000
	10/07/10	04/15/21	4.800%	$250,000,000

Unsecured Public Debt Covenants:	Required			9/30/11	6/30/11	3/31/11	12/31/10

Fair Market Value Calculation Method Covenants(1)
Total Consolidated Debt to Total Consolidated Assets	≤	65%		36%	35%	34%	38%
Secured Consolidated Debt to Total Consolidated Assets	≤	40%		8%	8%	7%	7%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5	x	3.1	2.9	2.7	2.8
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%		298%	310%	315%	281%

Historical Cost Basis Covenants(1)
Total Consolidated Debt to Total Undepreciated Assets	≤	60%		42%	41%	41%	45%
Secured Consolidated Debt to Total Undepreciated Assets	≤	40%		9%	9%	9%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5	x	3.1	2.9	2.7	2.8
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%		252%	260%	266%	236%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company’s most recent Form 10-Q or Form 10-K filing.

(1)	For a complete listing of all Debt Covenant related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Summary of Preferred Units and Stock

December 31, 2011

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2014	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

December 31, 2011

Date	Property Name	Co-investment Partner	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
Jun-11	Ocala Corners		Tallahassee, FL	86,772	$11,029,387	$11,029,387	7.6%	Publix
Aug-11	Oak Shade Town Center		Davis, CA	103,762	$34,858,600	$34,858,600	5.8%	Safeway, Rite Aid, Office Max
Sep-11	Tech Ridge Center		Austin, TX	187,350	$55,400,000	$55,400,000	5.8%	H-E-B, Office Depot, Petco

Total				377,884	$101,287,987	$101,287,987	6.0%

Unconsolidated:
Acquisitions from 3rd Parties:
Jul-11	Calhoun Commons	CalSTRS	Minneapolis, MN	66,150	$21,020,000	$5,255,000	6.4%	Whole Foods
Aug-11	Rockridge Center	Oregon	Plymouth, MN	125,213	$20,500,000	$4,100,000	7.0%	Cub Foods

	Total			191,363	$41,520,000	$9,355,000	6.6%

Regency Contributions:
	None			—	$—	$—

	Total			—	$—	$—

Total Acquisitions from 3rd Parties				569,247	$142,807,987	$110,642,987	6.0%

Total Acquisitions including Regency Contributions				569,247	$142,807,987	$110,642,987	6.0%

Partnership with CalSTRS - Regency owns 25%
Partnership with Oregon - Regency owns 20%

Dispositions

December 31, 2011

Date	Property Name	Co- investment Partner	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
Consolidated:
Aug-11	Park Place Center		Columbus, OH	106,832	$2,061,250	$2,061,250	3.6%	None
Sep-11	Fort Bend Center		Houston, TX	30,164	$3,653,000	$3,653,000	9.6%	Kroger (NAP)
Sep-11	Prestonwood Park		Plano, TX	101,167	$11,950,000	$11,950,000	9.3%	None
Oct-11	Paseo Del Sol Office Building		Santa Barbara, CA	19,195	$4,781,500	$4,781,500	4.7%	None
Oct-11	Chapel Hill		Douglasville, GA	66,970	$8,400,000	$8,400,000	7.3%	Hobby Lobby
Nov-11	Thomas Lake		Bothel, WA	103,872	$18,350,000	$18,350,000	7.4%	Albertsons, Rite Aid
Nov-11	Rivermont		Atlanta, GA	90,267	$8,000,000	$8,000,000	8.1%	Kroger
Dec-11	Anthem Highlands		Henderson, NV	108,515	$17,500,000	$17,500,000	7.8%	Albertsons, CVS

				626,982	$74,695,750	$74,695,750	7.7%

Unconsolidated:
Mar-11	Oaks Shopping Center	GRI	Des Plaines, IL	135,005	$10,743,868	$4,297,547	12.2%	Dominick’s
Jun-11	601 King Street	GRI	Alexandria, VA	8,003	$3,050,000	$1,220,000	4.9%	None
Sep-11	Deer Grove	Oregon	Chicago, IL	236,173	$18,191,800	$3,638,360	7.5%	Dominick’s
Dec-11	Lowes @ Providence Commons	CalSTRS	Charlotte, NC	120,487	$24,295,000	$6,073,750	6.8%	Lowes
Dec-11	Main Street Center	GRI	Frisco, TX	42,754	$3,200,000	$1,280,000	5.5%	Albertson’s (NAP)

				542,422	$59,480,668	$16,509,657	8.1%

	Total Dispositions			1,169,404	$134,176,418	$91,205,407	7.8%

	Partnership with CALSTRS - Regency owns 25%
	Partnership with GRI - Regency owns 40%
	Partnership with Oregon - Regency owns 20%
	NAP means the anchor store is anchor owned and not a part of the center’s GLA

Development status Report

December 31, 2011

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield	Completion Yield (2)	Completion Year Yield Qtr/Year	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
In-Process Dev Starts After 1/1/09:
East Washington Place (see note below)	CA	Santa Rosa- Petaluma	Target	07/01/13	61,452,730	55,617,494	7.4%	7.4%	Q3 - 2014	208,224	0%	346,548	40%
Centerplace of Greeley III Ph II	CO	Greeley	TJ Maxx	03/01/12	2,157,888	844,409	9.8%	9.8%	Q1 - 2012	25,000	100%	25,000	100%
Kent Place	CO	Denver- Aurora	King Soopers	10/01/12	9,166,956	3,020,630	9.0%	9.0%	Q2 - 2013	47,418	68%	47,418	68%
Market at Colonnade	NC	Raleigh- Cary	Whole Foods	03/01/11	15,504,714	605,424	9.1%	9.1%	Q4 - 2012	57,625	85%	57,625	85%
Northgate Marketplace	OR	Medford	Trader Joe’s, REI	09/01/12	18,580,859	16,342,711	8.2%	8.2%	Q3 - 2013	80,900	73%	80,900	73%

Total In-Process Dev Starts After 1/1/09					$106,863,146	$76,430,669	7.9%	7.9%		419,167	39%	557,491	55%

In-Process Dev Starts Prior to 1/1/09:
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	14,203,044	(4,148,781)	6.7%	4.0%	Q4 - 2012	69,679	91%	69,679	91%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	08/01/09	7,670,562	479,867	3.0%	1.5%	Q3 - 2012	9,451	70%	151,649	98%
Village at Lee Airpark (f.k.a. Village at Lee Airport)	MD	Baltimore- Towson	Giant	11/01/10	24,188,088	2,106,533	8.3%	8.0%	Q4 - 2012	87,549	97%	87,549	97%
Harris Crossing	NC	Raleigh- Cary	Harris Teeter	03/01/11	8,407,271	(2,226,472)	7.0%	5.5%	Q4 - 2012	65,150	91%	65,150	91%

Total In-Process Dev Starts Prior to 1/1/09					$54,468,965	$(3,788,853)	7.0%	5.6%		231,829	93%	374,027	95%

Total In-Process Developments		9			$161,332,111	$72,641,817	7.6%	7.1%		650,996	58%	931,518	71%

Completions:
Airport Crossing	IN	Chicago- Naperville- Joliet	Kohl’s	10/01/07	2,684,960	(675,067)	6.0%	2.7%	Q1 - 2011	11,924	78%	101,835	97%
Applegate Ranch Shopping Center	CA	Merced	Wal-Mart, Target	08/01/08	37,727,400	(526,106)	4.9%	3.5%	Q2 - 2011	144,444	82%	464,136	95%
Plaza Rio Vista	CA	Ontario	Stater Bros.	05/01/08	18,788,250	402,718	7.2%	4.1%	Q2 - 2011	67,622	83%	67,622	83%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	6,709,434	(36,481)	8.2%	8.2%	Q2 - 2011	10,763	100%	108,928	100%
Seminole Shoppes	FL	Jacksonville	Publix	09/01/10	15,116,699	484,215	9.9%	9.9%	Q2 - 2011	73,241	96%	73,241	96%
Shops at Saugus	MA	Boston- Cambridge- Quincy	Trader Joe’s, PetSmart, La-Z-Boy	08/01/08	35,701,401	457,345	6.7%	6.2%	Q2 - 2011	90,055	95%	90,055	95%
State Street Crossing	MI	Ann Arbor	Wal-Mart	10/01/09	7,792,326	(1,425,854)	6.7%	1.4%	Q2 - 2011	21,047	60%	168,538	95%
Indio Towne Center-Babies/Toys	CA	Riverside- San Bernardino- Ontario	Babies “R” Us, Toys “R” Us	09/01/11	5,846,657	605,095	11.0%	11.0%	Q3 - 2011	46,827	100%	46,827	100%
Canopy Oak Center(4)	FL	Ocala	Publix	09/01/08	17,668,723	(331,973)	9.8%	6.7%	Q3 - 2011	90,042	82%	90,042	82%
Shoppes at Fairhope Village	AL	Mobile	Publix	07/01/09	16,751,689	(101,387)	6.8%	5.5%	Q4 - 2011	84,740	86%	84,740	86%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	11/01/09	31,951,037	697,789	4.4%	2.2%	Q4 - 2011	241,846	92%	241,846	92%
Indio Towne Center	CA	Riverside- San Bernardino- Ontario	WinCo Foods	09/01/08	41,668,738	1,139,186	5.5%	3.6%	Q4 - 2011	132,678	75%	368,512	91%
Jefferson Square	CA	Riverside- San Bernardino- Ontario	Fresh & Easy	03/01/13	9,359,982	(1,964,863)	5.5%	3.7%	Q4 - 2011	38,013	75%	38,013	75%
Paseo Del Sol	CA	Santa Barbara- Santa Maria- Goleta	Whole Foods	10/01/09	26,185,170	8,532	6.7%	6.7%	Q4 - 2011	29,885	100%	29,885	100%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	(1,192,459)	8.4%	5.4%	Q4 - 2011	94,090	84%	94,090	84%
Shops at Quail Creek	CO	Boulder	King Soopers	05/01/09	7,287,975	47,805	11.7%	9.0%	Q4 - 2011	37,585	80%	137,429	94%
Shoppes at Bartram Park - Phase III (4)	FL	Jacksonville	Publix	10/01/04	2,035,498	(706,166)	11.4%	2.3%	Q4 - 2011	14,639	70%	33,639	87%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	8,891,778	(333,479)	6.4%	2.7%	Q4 - 2011	108,434	95%	108,434	95%
Walton Towne Center	KY	Cincinnati- Middletown	Kroger	11/01/08	5,681,659	(1,112,040)	7.3%	5.1%	Q4 - 2011	23,186	94%	139,618	99%
Deer Springs Town Center	NV	Las Vegas- Paradise	Target, Home Depot	03/01/09	82,111,547	1,574,434	5.5%	3.8%	Q4 - 2011	330,907	89%	463,267	92%
Lower Nazareth Commons	PA	Allentown- Bethlehem- Easton	Target, Sports Authority	08/01/09	28,176,562	213,311	7.0%	6.0%	Q4 - 2011	86,868	98%	219,868	99%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	02/01/09	9,885,105	191,414	8.3%	7.1%	Q4 - 2011	28,134	78%	109,398	94%
Waterside Marketplace	TX	Houston- Baytown- Sugar Land	Kroger	10/01/09	5,767,371	78,003	11.4%	11.0%	Q4 - 2011	24,858	93%	147,858	99%
Shops at Stonewall Ph II	VA	Washington- Arlington- Alexandria	Dick’s Sporting Goods	11/01/11	4,948,039	18,415	8.7%	8.7%	Q4 - 2011	40,670	100%	40,670	100%

Total Completed		24			$445,035,152	$(2,487,613)	6.6%	5.0%		1,872,498	88%	3,468,491	93%

Notes:

New starts for the quarter are in bold and shaded.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs. Negative amounts due to expected outparcel proceeds.
(2)	The yield at completion, no later than 3 years from last company owned anchor open date or 4 years from sitework start date.
(3)	The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds is estimated to be 7.0% (in-process) and 6.2% (completions).
(4)	Unconsolidated project.

East Washington Place note: This is land already owned (previously in land held for future development) with incremental net development costs of $47,818,596 at an incremental stabilized yield of 9.5%.

Project Development Funding, Completions and Land Held

December 31, 2011

In-Process Developments Projected Funding (1)

($ Thousands)

Q1 2012E	Q2 2012E	Q3 2012E	Q4 2012E	2013+E

$4,000 - $10,000	$4,000 - $10,000	$3,000 - $8,000	$6,000 - $15,000	$38,000 - $42,000

Estimated Development Completion Schedule

($ Thousands)

	Completed(3)	Q1 2012E	Q2 2012E	Q3 2012E	Q4 2012E	2013+E
Net Dev. Costs:	$752,316	$2,000 - $2,200	$0	$7,000 - $7,800	$46,000 - $62,000	$85,000 - $100,000

Land Held for Future Development (4)

($ Thousands)

# of Projects	Net Development Costs To Date
11	$66,060

(1)	Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Negative amount due to expected outparcel proceeds.
(3)	Development properties already completed but not yet sold.
(4)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments

December 31, 2011

							Regency
	Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/11	Equity Pick-up

	State of Oregon
Columbia Regency Partners II	(JV-C, JV-C2)	Various	29	3,371,463	$576,944,957	$309,551,312	20.00%	$61,910,262	$30,021,382	$2,953,719
Columbia Regency Retail Partners, LLC	(JV-CCV)	Cameron Village	1	554,853	104,313,935	47,300,000	30.00%	14,190,000	17,110,017	321,873

Cameron Village LLC			30	3,926,316	681,258,892	356,851,312

	GRI
Global Retail Investors, LLC	(JV-GRI)	Various	80	10,161,238	2,001,525,671	1,079,953,900	40.00%	431,981,559	262,018,242	7,265,629

	Charter Hall Retail REIT
Macquarie CountryWide-Direct	(JV-M3)	Various	4	376,174	61,867,377	44,070,000	24.95%	10,995,465	194,969	(150,055)
Macquarie CountryWide-Regency III, LLC

	Charter Hall Retail REIT and DESCO (1)
Macquarie CountryWide-DESCO	(JV-D)	Various	—	—	—	—	—	—	—	(317,756)

	CalSTRS
RegCal LLC	(JV-RC)	Various	9	902,487	180,490,485	92,635,181	25.00%	23,158,795	18,128,300	1,903,790

	Regency Retail Partners
Open End Fund	(JV-RRP)	Various	9	1,535,454	333,012,784	207,897,792	20.00%	41,579,558	16,429,510	268,248

	USAA
US Regency Retail I, LLC	(JV-USA)	Various	8	809,079	127,762,580	66,924,500	20.01%	13,390,254	3,093,199	243,109

	Publix
Bartram Park Center, LLC	(JV-O)	Various	6	551,437	75,529,210	—	50.00%	—	37,334,858	1,630,004

	H.E.B.
Regency Grand Parkway / 290 Retail, Ltd.	(JV-O)	Various (2)	1	136,625	27,839,587	26,447,486	50.00%	13,223,743	658,730	167,413

	Individual Investors
East San Marco LLC	(JV-O)	East San Marco (2)	—	—	12,488,365	—	50.00%	—	1,893,433	(4,642,967)

			147	18,398,810	$3,501,774,951	$1,874,780,171		$610,429,637	$386,882,640	$9,643,007

(1) The liquidation of Regency’s 16.35% Co-investment Partnership with Charter Hall Retail REIT and DESCO was complete effective May 4, 2011. (2) Includes land held for future development
Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers in Unconsolidated Partnerships									$512,420,899
less: APB 18 Impairment recorded at Regency Centers									(5,880,000)
less: Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers									(41,455,937)
less: Net book equity in excess of purchase price for 15% buy-up in JV-GRI									(78,202,322)

Regency Centers’ Investment in Real Estate Partnerships									$386,882,640

Unconsolidated Balance Sheets

December 31, 2011 and 2010

	2011	2010
Assets
Real estate, at cost	$3,827,996,158	$4,205,321,979
Less: accumulated depreciation	614,933,677	565,801,328

	3,213,062,481	3,639,520,651
Properties in development	45,159,389	41,814,619

Net real estate investments	3,258,221,870	3,681,335,270

Cash and cash equivalents	38,079,608	61,387,146
Accounts receivable, net of allowance for uncollectible accounts	27,143,766	37,164,261
Straight line rent receivable, net of reserves	36,238,300	32,262,316
Deferred costs, less accumulated amortization	39,376,157	30,713,536
Acquired lease intangible assets, net	85,232,048	120,162,709
Other assets	12,001,543	14,866,754
Regency only assets (1)	5,481,659	5,229,894

Total assets	$3,501,774,951	$3,983,121,886

Liabilities and Equity
Liabilities:
Notes payable	$1,874,780,171	$2,117,694,714
Accounts payable and other liabilities	59,158,150	60,781,412
Tenants’ security and escrow deposits	8,336,831	8,448,349
Acquired lease intangible liabilities, net	49,938,212	75,551,209

Total liabilities	1,992,213,364	2,262,475,684

Equity:
Equity - Regency Centers	512,420,899	557,374,488
Equity - Third parties	997,140,688	1,163,271,714

Total equity	1,509,561,587	1,720,646,202

Total Liabilities and Equity	$3,501,774,951	$3,983,121,886

(1)	Capitalized development costs

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

December 31, 2011 and 2010

	2011	2010
Assets
Real estate, at cost	$1,275,952,492	$1,338,374,799
Less: accumulated depreciation	214,599,462	189,226,139

	1,061,353,030	1,149,148,660
Properties in development	20,602,695	19,882,852

Net real estate investments	1,081,955,725	1,169,031,512

Cash and cash equivalents	11,805,313	20,859,552
Accounts receivable, net of allowance for uncollectible accounts	9,072,063	11,515,022
Straight line rent receivable, net of reserves	11,609,028	10,260,756
Deferred costs, less accumulated amortization	13,484,116	10,019,998
Acquired lease intangible assets, net	22,949,869	30,918,136
Other assets	4,595,908	5,565,168
Regency only assets (1)	5,481,659	5,229,897

Total assets	$1,160,953,681	1,263,400,041

Liabilities and Equity
Liabilities:
Notes payable	$610,429,637	$663,055,241
Accounts payable and other liabilities	21,215,608	20,471,567
Tenants’ security and escrow deposits	2,788,235	2,784,264
Acquired lease intangible liabilities, net	14,099,302	19,714,481

Total liabilities	648,532,782	706,025,553

Equity:
Equity - Regency Centers	512,420,899	557,374,488

Total Liabilities and Equity	$1,160,953,681	$1,263,400,041

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended December 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Revenues:
Minimum rent	$73,323,199	81,425,234	$302,448,508	328,302,177
Percentage rent	934,747	994,050	2,955,479	2,530,029
Recoveries from tenants	19,652,007	21,235,787	86,696,593	98,109,389
Termination fees	258,220	292,968	648,061	2,404,391
Other income	1,088,989	1,449,417	6,342,777	5,683,047

Total revenues	95,257,162	105,397,456	399,091,418	437,029,033

Operating expense (income):
Operating and maintenance	14,787,838	15,821,733	62,441,802	67,541,188
Real estate taxes	11,128,305	10,979,921	49,102,930	55,926,005
Provision for doubtful accounts	145,623	1,369,955	3,159,816	2,950,777
Other expense (income)	205,405	291,076	318,095	714,961

Total operating expenses	26,267,171	28,462,685	115,022,643	127,132,931

Net operating income	68,989,991	76,934,771	284,068,775	309,896,102

Other expense (income):
General and administrative	1,529,316	1,736,330	7,904,817	7,383,883
Depreciation and amortization expense	32,244,636	38,551,395	134,236,464	155,145,938
Interest expense, net	26,621,248	31,391,190	112,099,091	129,581,009
Gain on sale of real estate	(6,672,740)	(6,146,353)	(7,463,744)	(8,976,453)
Gain on extinguishment of debt	(24,464)	—	(8,743,357)	—
Provision for impairment	—	61,475,125	—	78,908,136
Other expense (income)	(22,282)	1,168	775,786	(383,172)

Total other expense	53,675,714	127,008,855	238,809,057	361,659,341

Net income (loss)	$15,314,277	(50,074,084)	$45,259,718	(51,763,239)

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended December 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Revenues:
Minimum rent	$24,006,141	25,206,717	$97,383,019	105,252,684
Percentage rent	361,177	381,319	1,092,587	1,071,385
Recoveries from tenants	6,447,366	6,525,093	27,921,234	31,577,321
Termination fees	100,161	67,898	209,578	753,448
Other income	344,561	416,336	2,013,142	1,830,321

Total revenues	31,259,406	32,597,363	128,619,560	140,485,159

Operating expense (income):
Operating and maintenance	4,860,064	4,914,452	20,065,646	21,942,003
Real estate taxes	3,642,482	3,366,832	15,911,493	17,883,954
Provision for doubtful accounts	34,680	411,025	1,050,881	1,116,501
Other expense (income)	66,009	95,387	92,546	255,195

Total operating expenses	8,603,235	8,787,696	37,120,566	41,197,653

Net operating income	22,656,171	23,809,667	91,498,994	99,287,506

Other expense (income):
General and administrative	401,571	432,418	1,915,978	1,826,697
Depreciation and amortization expense	10,743,146	11,829,906	43,659,545	49,361,754
Interest expense, net	8,465,032	9,370,109	34,944,345	40,872,144
Gain on sale of real estate	(1,787,718)	(1,613,415)	(2,075,758)	(2,745,455)
Gain on extinguishment of debt	(4,893)	—	(1,745,957)	—
Provision for impairment	—	16,676,754	—	23,029,922
Other expense (income)	(4,102)	584	489,517	(152,802)

Total other expense	17,813,036	36,696,356	77,187,670	112,192,260

Net income (loss) before Regency only expense (income)	4,843,135	(12,886,689)	14,311,324	(12,904,754)
Regency only expense (income):
Accretion of excess investment	(48,230)	(50,655)	(205,274)	(202,626)
Depreciation of capitalized costs	36,990	39,935	293,591	197,097
Brokerage fees	—	—	—	(15,236)
Provision for impairment on investment in real estate partnerships	—	—	4,580,000	—

Total Regency only expense (income)	(11,240)	(10,720)	4,668,317	(20,765)

Net income (loss)	$4,854,375	(12,875,969)	$9,643,007	(12,883,989)

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

December 31, 2011 and 2010

Total Debt Outstanding:	12/31/11	12/31/10
Mortgage loans payable:
Fixed rate secured loans	$1,853,982,294	2,097,889,505
Unsecured line of credit variable rate	20,797,877	19,805,209

Total	1,874,780,171	2,117,694,714

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share	Weighted Average Fixed Interest Rate

2012	13,876,023	234,838,126	20,797,877	269,512,025	101,895,707	5.0%
2013	17,666,045	24,373,194		42,039,239	15,305,961	5.0%
2014	18,504,828	77,369,016		95,873,844	28,581,765	5.7%
2015	18,598,564	130,795,869		149,394,433	48,257,596	5.6%
2016	15,730,401	329,757,425		345,487,826	104,232,924	5.9%
2017	15,130,274	190,654,500		205,784,774	45,280,459	6.0%
2018	15,631,664	87,341,126		102,972,790	24,400,225	6.0%
2019	15,250,797	65,939,205		81,190,002	20,447,719	7.4%
2020	12,041,872	214,199,326		226,241,198	82,688,339	5.8%
2021	7,472,944	151,431,721		158,904,665	63,378,941	4.9%
>10 Years	12,628,813	180,514,835		193,143,648	75,050,150	4.8%
Net unamortized debt premium		4,235,727		4,235,727	909,851

	$162,532,225	1,691,450,070	20,797,877	1,874,780,171	610,429,637	5.6%

Percentage of Total Debt:	12/31/11	12/31/10
Fixed	98.9%	99.1%
Variable	1.1%	0.9%

Current Average Interest Rates:(1)
Fixed	5.6%	5.8%
Variable	3.1%	2.1%
Effective Interest Rate	5.6%	5.8%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	December 12, 2017	June 15, 2015
Variable	September 28, 2012	February 10, 2012

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$606,270,062	656,466,320
Unsecured line of credit variable rate	4,159,575	6,588,921

Total	$610,429,637	663,055,241

Leasing Statistics - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2011

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
4th Quarter 2011	480	1,188,330	$19.62	-0.6%	6.0	$2.53	1.6%
3rd Quarter 2011	478	1,507,697	17.50	-1.6%	5.9	1.55	0.5%
2nd Quarter 2011	510	1,356,404	17.58	-1.0%	5.3	1.82	2.8%
1st Quarter 2011	360	958,079	15.97	-4.9%	5.8	1.43	-1.0%

Total - 12 months	1,828	5,010,510	$17.73	-1.7%	5.7	$1.83	1.2%

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
4th Quarter 2011	201	447,083	$20.20	-4.6%	7.3	$6.27	5.4%
3rd Quarter 2011	183	434,979	20.88	-10.5%	9.0	4.96	-6.1%
2nd Quarter 2011	206	436,498	18.03	-11.5%	7.0	5.19	2.0%
1st Quarter 2011	121	314,184	15.84	-18.4%	8.7	4.12	-3.5%

Total - 12 months	711	1,632,744	$18.96	-10.4%	8.0	$5.22	-0.5%

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
4th Quarter 2011	279	741,247	$19.26	0.9%	5.2	$0.26	0.9%
3rd Quarter 2011	295	1,072,718	16.13	1.8%	4.5	0.17	1.8%
2nd Quarter 2011	304	919,906	17.36	2.9%	4.5	0.23	2.9%
1st Quarter 2011	239	643,895	16.03	-0.7%	4.4	0.11	-0.7%

Total - 12 months	1,117	3,377,766	$17.13	1.5%	4.6	$0.20	1.5%

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Leasing Statistics - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2011

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
4th Quarter 2011	480	1,773,239	$19.13	-0.7%	6.3	$2.27	1.8%
3rd Quarter 2011	478	2,085,451	17.29	-1.5%	5.8	1.44	1.1%
2nd Quarter 2011	510	1,793,298	18.08	-1.2%	5.5	1.83	2.6%
1st Quarter 2011	360	1,271,108	17.02	-5.2%	5.6	1.39	-1.5%

Total - 12 months	1,828	6,923,096	$17.91	-1.9%	5.8	$1.75	1.2%

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
4th Quarter 2011	201	589,598	$20.51	-5.7%	7.2	$6.26	5.7%
3rd Quarter 2011	183	614,009	19.86	-11.7%	8.7	4.47	-5.8%
2nd Quarter 2011	206	587,273	18.54	-10.5%	7.2	5.09	3.7%
1st Quarter 2011	121	396,035	16.33	-18.4%	8.3	4.26	-1.6%

Total - 12 months	711	2,186,915	$19.04	-10.8%	7.9	$5.08	0.2%

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
4th Quarter 2011	279	1,183,641	$18.44	1.2%	5.9	$0.28	1.2%
3rd Quarter 2011	295	1,471,442	16.21	2.6%	4.4	0.18	2.6%
2nd Quarter 2011	304	1,206,025	17.85	2.4%	4.6	0.25	2.4%
1st Quarter 2011	239	875,073	17.33	-1.5%	4.3	0.10	-1.5%

Total - 12 months	1,117	4,736,181	$17.39	1.4%	4.8	$0.21	1.4%

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2011

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,973	0.5%	77.3%	$1,465,687	0.3%	$13.60
Arizona	4	409,968	1.4%	84.4%	4,953,867	1.1%	14.35
California	71	6,703,308	22.5%	91.9%	129,588,030	29.4%	21.84
Colorado	20	1,494,747	5.0%	92.4%	17,220,094	3.9%	13.54
Connecticut	1	71,946	0.2%	99.8%	1,654,714	0.4%	23.05
Delaware	4	333,931	1.1%	89.5%	4,386,802	1.0%	14.68
District of Columbia	2	12,437	0.0%	100.0%	728,139	0.2%	63.27
Florida	56	4,829,174	16.2%	92.6%	55,977,557	12.7%	13.07
Georgia	17	1,318,042	4.4%	89.2%	18,580,445	4.2%	16.58
Illinois	15	1,307,748	4.4%	95.8%	15,978,472	3.6%	13.52
Indiana	5	110,038	0.4%	87.7%	1,731,553	0.4%	18.32
Kentucky	1	23,186	0.1%	93.9%	350,181	0.1%	17.18
Maryland	16	719,391	2.4%	93.4%	11,782,876	2.7%	18.61
Massachusetts	3	397,353	1.3%	94.9%	6,654,914	1.5%	18.00
Michigan	2	118,273	0.4%	39.2%	479,639	0.1%	21.38
Minnesota	5	207,317	0.7%	98.4%	2,671,088	0.6%	13.26
Missouri	4	408,347	1.4%	98.7%	4,099,376	0.9%	10.17
Nevada	1	330,907	1.1%	88.7%	3,479,704	0.8%	13.23
New Jersey	2	62,612	0.2%	96.6%	1,000,865	0.2%	16.82
North Carolina	16	1,169,906	3.9%	93.6%	15,386,103	3.5%	14.29
Ohio	14	1,697,834	5.7%	96.1%	18,207,465	4.1%	11.30
Oregon	9	777,845	2.6%	90.9%	11,179,850	2.5%	17.34
Pennsylvania	11	651,695	2.2%	97.1%	11,709,191	2.7%	19.73
South Carolina	6	175,513	0.6%	96.9%	2,277,857	0.5%	13.51
Tennessee	6	478,923	1.6%	94.1%	6,105,601	1.4%	13.60
Texas	31	3,318,113	11.1%	93.9%	52,808,705	12.0%	17.62
Virginia	28	1,881,945	6.3%	93.5%	29,852,283	6.8%	17.13
Washington	10	525,830	1.8%	93.6%	10,270,954	2.3%	20.89
Wisconsin	2	107,651	0.4%	93.5%	650,116	0.1%	7.44

Total All Properties	364	29,787,954	100.0%	92.7%	$441,232,128	100.0%	$16.61

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2011

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,206	0.5%	73.6%	$1,903,048	0.3%	$13.03
Arizona	4	496,074	1.2%	85.8%	6,011,267	1.0%	14.16
California	71	9,071,676	21.5%	92.8%	172,080,319	27.4%	21.14
Colorado	20	2,102,947	5.0%	93.4%	25,183,703	4.0%	13.61
Connecticut	1	179,864	0.4%	99.8%	4,136,786	0.7%	23.05
Delaware	4	470,420	1.1%	89.4%	6,412,476	1.0%	15.24
District of Columbia	2	39,647	0.1%	100.0%	2,095,105	0.3%	58.30
Florida	56	5,391,537	12.8%	92.7%	63,032,969	10.0%	13.15
Georgia	17	1,512,723	3.6%	89.6%	20,894,675	3.3%	16.09
Illinois	15	2,191,178	5.2%	96.5%	26,724,223	4.3%	13.31
Indiana	5	193,368	0.5%	90.0%	3,181,456	0.5%	18.58
Kentucky	1	23,186	0.1%	93.9%	350,181	0.1%	17.18
Maryland	16	1,814,540	4.3%	93.2%	28,139,049	4.5%	17.67
Massachusetts	3	545,576	1.3%	95.8%	8,145,350	1.3%	15.87
Michigan	2	118,273	0.3%	39.2%	479,639	0.1%	21.38
Minnesota	5	675,021	1.6%	98.4%	8,721,646	1.4%	13.26
Missouri	4	408,347	1.0%	98.7%	4,099,376	0.7%	10.17
Nevada	1	330,907	0.8%	88.7%	3,479,704	0.6%	13.23
New Jersey	2	156,531	0.4%	96.6%	2,502,162	0.4%	16.82
North Carolina	16	2,028,791	4.8%	94.5%	27,611,644	4.4%	14.69
Ohio	14	2,123,450	5.0%	95.5%	23,605,050	3.8%	11.75
Oregon	9	833,706	2.0%	91.0%	11,831,151	1.9%	16.99
Pennsylvania	11	1,303,612	3.1%	96.6%	20,940,451	3.3%	17.32
South Carolina	6	360,643	0.9%	96.7%	4,436,583	0.7%	12.78
Tennessee	6	478,923	1.1%	94.1%	6,105,601	1.0%	13.60
Texas	31	4,159,375	9.9%	94.3%	65,065,473	10.4%	17.22
Virginia	28	3,731,626	8.9%	94.3%	63,580,910	10.1%	18.30
Washington	10	934,642	2.2%	92.1%	15,863,625	2.5%	18.46
Wisconsin	2	269,128	0.6%	93.5%	1,625,290	0.3%	7.44

Total All Properties	364	42,148,917	100.0%	93.3%	$628,238,913	100.0%	$16.53

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By State

December 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,740	84,740	86.2%	86.2%			—	54,340	Publix	$14.79
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	64.6%	64.6%			—	44,271	Publix	$11.43

			AL			203,206	143,973	73.6%	77.3%	73.6%	77.3%	—	98,611

Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,293	113,293	88.1%	88.1%			—	55,256	Safeway	$15.11
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	92.1%	92.1%			—	55,403	Safeway	$13.33
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	88.9%	88.9%			—	—	Golf & Tennis Pro Shop, Inc.	$13.77
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	38.3%	38.3%			—	—	—	$19.80

			AZ			496,074	409,968	85.8%	84.4%	85.8%	84.4%	—	110,659

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	94.3%	94.3%			—	68,000	Ralphs, Jimbo’s...Naturally!	$27.40
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	89,181	89,181	95.5%	95.5%			142,600	57,560	Albertsons, (Target)	$25.43
Applegate Ranch Shopping Center			CA	Merced	2006	144,444	144,444	82.4%	82.4%			319,692	178,500	(Super Target), (Home Depot)	$14.94
Auburn Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	1990	133,944	53,578	84.5%	84.5%			—	45,540	Bel Air Market	$18.69
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1990	121,846	48,738	99.2%	99.2%			—	32,110	Mollie Stone’s Market	$20.91
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	18,663	100.0%	100.0%			—	34,208	Safeway	$24.10
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1987	352,022	140,809	98.4%	98.4%			—	24,930	Sprout's Markets, Target	$15.82
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,205	260,205	95.7%	95.7%			—	14,000	Fresh & Easy, Orchard Supply Hardware	$19.26
Clovis Commons			CA	Fresno	2004	174,990	174,990	99.3%	99.3%			145,653	145,653	(Super Target)	$20.55
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	98.5%	98.5%			—	65,715	Safeway, Orchard Supply & Hardware	$15.70
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	96.9%	96.9%			—	40,000	Bristol Farms	$33.89
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	98.5%	98.5%			53,000	53,000	(Safeway)	$33.92
East Washington Place			CA	Santa Rosa-Petaluma	2011	208,224	208,224	0.0%	0.0%			138,324	—	(Target)	NA
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	91.9%	91.9%			—	35,650	Von's Food & Drug	$22.60
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256,035	256,035	99.2%	99.2%			66,700	77,888	(Lucky’s)	$25.19
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,549	90,549	91.9%	91.9%			—	42,315	Von's Food & Drug	$15.88
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	98.3%	98.3%			—	22,500	Safeway	$20.80
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	98.3%	98.3%			123,735	43,718	Stater Bros., (Target)	$15.76
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.57
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	57,821	98.9%	98.9%			—	35,305	Albertsons	$24.41
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	1999	90,237	90,237	94.2%	94.2%			—	55,255	Safeway	$19.22
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,752	98,752	95.3%	95.3%			—	43,887	Stater Bros.	$23.78
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,897	146,897	91.1%	91.1%			—	55,303	Ralphs	$29.46
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	94.7%	94.7%			—	37,500	Gelson’s Markets	$16.45
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	241,846	241,846	91.6%	91.6%			—	—	Lowe’s	$4.59
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1965	226,708	90,683	91.0%	91.0%			—	24,098	Sprout’s Markets	$18.60
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	13,160	100.0%	100.0%			—	51,800	Ralphs	$22.25
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,380	231,380	98.2%	98.2%			—	44,376	Ralphs	$28.79
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2006	132,678	132,678	74.7%	74.7%			235,834	93,696	(Home Depot), (WinCo), Toys R Us	$16.05
Indio Towne Center Phase II			CA	Riverside-San Bernardino-Ontario	2010	46,827	46,827	100.0%	100.0%			—	—	Toys “R” Us/ Babies “R” Us	NA
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	74.7%	74.7%			—	13,969	Fresh & Easy	$17.86
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	16,777	87.4%	87.4%			38,917	38,917	(Albertsons)	$25.42
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.2%	98.2%			53,000	53,000	(Safeway)	$17.08
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	97.8%	97.8%			—	25,987	Whole Foods	$31.67
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	50,663	100.0%	100.0%			—	42,896	Safeway	$18.20
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,212	91,212	95.1%	95.1%			—	42,630	Stater Bros.	$21.32
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1964	102,139	40,856	94.6%	94.6%			—	44,180	Albertsons	$12.78
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	97.7%	97.7%			—	58,000	Albertsons	$20.50
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,286	83,286	93.8%	93.8%			—	43,842	Albertsons	$14.85
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	1998	103,762	103,762	93.1%	93.1%			—	40,000	Safeway	$19.11
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,763	38,953	94.2%	94.2%			—	28,210	Sprout’s Markets	$18.06
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	29,885	29,885	100.0%	100.0%			—	29,884	Whole Foods	$55.66
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,777	94,777	92.9%	92.9%			—	36,800	Von’s Food & Drug	$21.59
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1970	227,681	91,072	99.1%	99.1%			—	—	Target, Toys “R” Us	$22.17
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1987	212,415	84,966	92.1%	92.1%			—	50,000	Von’s Food & Drug	$17.91
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	98.8%	98.8%			—	10,122	Trader Joe’s	$29.15
Raley's Supermarket	JV-C2	20%	CA	Sacramento--Arden-Arcade--Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1981	153,256	61,302	90.1%	90.1%			—	39,777	Von’s Food & Drug	$18.87
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	67,622	67,622	83.5%	83.5%			—	44,700	Stater Bros.	$17.53
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$18.43
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$29.84
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	95.5%	95.5%			—	48,000	Von’s Food & Drug	$22.84
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%			62,050	62,050	(Safeway)	$34.57
Silverado Plaza	JV-GRI	40%	CA	Napa	1974	84,916	33,966	100.0%	100.0%			—	31,833	Nob Hill	$15.43
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1988	92,352	36,941	96.4%	96.4%			—	52,550	Safeway	$15.27
Stanford Ranch Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	1991	89,875	35,950	95.9%	95.9%			—	45,540	Bel Air Market	$15.57
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	98.3%	98.3%			—	33,753	Safeway	$18.75
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,140	146,140	96.3%	96.3%			—	56,448	Safeway	$21.08
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	39,360	98.9%	98.9%			—	40,775	Ralphs	$14.55
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,139	198,139	98.1%	98.1%			—	44,686	Albertsons, Target	$17.45
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	98.8%	98.8%			—	35,000	Whole Foods, Kohl’s	$23.04
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	90.7%	90.7%			—	42,500	Von’s Food & Drug	$18.47
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	27,314	27,314	72.9%	72.9%			—	—	—	$24.41
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	96.7%	96.7%			165,000	—	Krikorian Theaters, (Lowe’s)	$25.09
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Frazier Farms	$17.28

Portfolio Summary Report By State

December 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$40.46
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,104	88,104	91.6%	91.6%			—	24,712	Safeway	$17.03
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,529	190,529	87.9%	87.9%			—	72,452	Von’s Food & Drug and Sprouts	$14.48
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	100.0%	100.0%			—	50,782	Albertsons	$25.65
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	98.7%	98.7%			—	77,648	El Super	$13.38
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	95.9%	95.9%			113,000	—	(Target)	$20.17
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1968	109,701	43,880	98.7%	98.7%			—	17,050	Fresh & Easy	$32.94

			CA			9,071,676	6,703,308	92.8%	91.9%	95.0%	94.8%	1,908,240	2,964,471

Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1956	370,221	148,088	95.7%	95.7%			—	71,074	King Soopers, Wal-Mart	$9.68
Arapahoe Village	JV-GRI	40%	CO	Boulder	1957	159,237	63,695	93.0%	93.0%			—	43,500	Safeway	$17.73
Belleview Square			CO	Denver-Aurora	1978	117,331	117,331	100.0%	100.0%			—	65,104	King Soopers	$15.56
Boulevard Center			CO	Denver-Aurora	1986	80,320	80,320	92.0%	92.0%			52,700	52,700	(Safeway)	$21.96
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	98.8%	98.8%			—	62,400	King Soopers	$8.76
Centerplace of Greeley III Phase I			CO	Greeley	2007	94,090	94,090	84.4%	84.4%			—	—	Sports Authority	$14.69
Centerplace of Greeley III Phase II			CO	Greeley	2011	25,000	25,000	100.0%	100.0%			—	—	—	NA
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1978	86,162	34,465	93.3%	93.3%			—	51,640	King Soopers	$10.92
Crossroads Commons	JV-C	20%	CO	Boulder	1986	142,694	28,539	98.7%	98.7%			—	66,154	Whole Foods	$24.79
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	72.5%	72.5%			184,305	50,000	(Wal-Mart Supercenter)	$20.92
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,030	25,008	93.8%	93.8%			—	66,000	King Soopers	$8.51
Kent Place			CO	Denver-Aurora	2011	47,418	47,418	68.1%	68.1%			—	30,018	King Soopers	NA
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	73.4%	73.4%			—	49,751	King Soopers	$12.07
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	96.9%	96.9%			—	61,040	King Soopers	$11.05
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	100.0%	100.0%			66,000	66,000	(King Soopers)	$26.81
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.84
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1977	82,750	33,100	98.0%	98.0%			—	55,311	King Soopers	$9.19
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	79.7%	79.7%			99,844	99,844	(King Soopers)	$24.00
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	93.5%	93.5%			—	62,600	Safeway	$12.01
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	97.0%	97.0%			—	69,719	King Soopers	$12.05
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	93.6%	93.6%			—	69,716	King Soopers	$12.72

			CO			2,102,947	1,494,747	93.4%	92.4%	93.9%	93.1%	402,849	1,162,484

Corbin’s Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1962	179,864	71,946	99.8%	99.8%			—	10,150	Trader Joe’s	$23.05

			CT			179,864	71,946	99.8%	99.8%	99.8%	99.8%	—	10,150

Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$38.36
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1930	16,835	6,734	100.0%	100.0%			—	—	—	$80.93

			DC			39,647	12,437	100.0%	100.0%	100.0%	100.0%	—	11,833

First State Plaza	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1988	160,673	64,269	86.4%	86.4%			—	57,319	Shop Rite	$14.78
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	232,031	232,031	89.1%	89.1%			—	49,069	Acme Markets, K- Mart	$12.96
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1971	66,808	26,723	96.1%	96.1%			—	—	—	$20.62
White Oak-Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73

			DE			470,420	333,931	89.4%	89.5%	89.4%	89.5%	—	106,388

Anastasia Plaza			FL	Jacksonville	1988	102,342	102,342	96.4%	96.4%			—	48,555	Publix	$11.45
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	92.2%	92.2%			—	35,908	Publix	$15.86
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	91.1%	91.1%			—	42,112	Publix	$11.40
Berkshire Commons			FL	Naples-Marco Island	1992	110,062	110,062	100.0%	100.0%			—	65,537	Publix	$13.42
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	96.3%	96.3%			—	39,795	Publix, Wal- Mart, Bealls	$8.59
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	117,124	117,124	78.4%	78.4%			—	45,600	Publix	$17.54
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,763	10,763	100.0%	100.0%			98,165	—	(Kohl’s)	$33.39
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,042	45,021	82.5%	82.5%			—	54,340	Publix	$17.99
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	86.8%	86.8%			—	—	—	$14.20
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	95.0%	95.0%			—	54,420	Publix	$18.26
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	100.0%	100.0%			—	51,420	Publix	$12.92
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.33
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	162,831	162,831	91.1%	91.1%			—	42,112	Publix	$13.28
East Towne Center			FL	Orlando	2003	69,841	69,841	86.0%	86.0%			—	44,840	Publix	$12.45
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	94.7%	94.7%			—	39,203	Publix	$15.28
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	99.4%	99.4%			—	27,887	Publix	$12.63
Fleming Island			FL	Jacksonville	2000	136,663	136,663	74.8%	74.8%			129,807	47,955	Publix, (Target)	$20.99
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%			—	42,112	Publix	$14.58
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	94.7%	94.7%			—	54,379	Publix	$14.22
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	97.4%	97.4%			—	39,203	Publix	$17.13
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	16.7%	16.7%			—	—	—	$13.23
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	97.6%	97.6%			—	47,955	Publix	$9.99
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	87.0%	87.0%			—	44,840	Publix	$12.19
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$14.15
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75,020	75,020	95.5%	95.5%			—	51,420	Publix	$11.81
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	63,871	31,936	100.0%	100.0%			—	44,271	Publix	$11.82
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	74.7%	74.7%			—	—	LA Fitness	$17.85
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,667	112,667	89.1%	89.1%			—	—	—	$15.88
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	87.9%	87.9%			—	—	—	$17.75
Millhopper Shopping Center			FL	Gainesville	1974	80,421	80,421	100.0%	100.0%			—	45,600	Publix	$14.07
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	79.7%	79.7%			—	51,420	Publix	$14.04
Newberry Square			FL	Gainesville	1986	180,524	180,524	94.7%	94.7%			—	39,795	Publix, K- Mart	$7.69
Nocatee Town Center			FL	Jacksonville	2007	69,679	69,679	90.8%	90.8%			—	54,340	Publix	$14.19

Portfolio Summary Report By State

December 30, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Northgate Square			FL	Tampa-St. Petersburg- Clearwater	1995	75,495	75,495	92.3%	92.3%			—	47,955	Publix	$12.45
Oakleaf Commons			FL	Jacksonville	2006	73,717	73,717	86.7%	86.7%			—	45,600	Publix	$13.47
Ocala Corners			FL	Tallahassee	2000	86,772	86,772	95.9%	95.9%			—	61,171	Publix	$12.70
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	98.3%	98.3%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.80
Pebblebrook Plaza	JV-O	50%	FL	Naples- Marco Island	2000	76,767	38,384	100.0%	100.0%			—	61,166	Publix	$13.14
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	96.8%	96.8%			—	37,866	Publix	$12.73
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	88.1%	88.1%			—	44,840	Publix	$15.15
Regency Square			FL	Tampa-St. Petersburg- Clearwater	1986	349,848	349,848	92.0%	92.0%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.57
Seminole Shoppes			FL	Jacksonville	2009	73,241	73,241	96.4%	96.4%			—	54,340	Publix	$18.86
Shoppes @ 104			FL	Miami-Fort Lauderdale- Miami Beach	1990	108,192	108,192	100.0%	100.0%			—	46,368	Winn- Dixie	$13.58
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	93.5%	93.5%			97,000	44,840	Publix, (Kohl’s)	$17.08
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,639	7,320	70.0%	70.0%			—	—	—	$20.37
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	73.5%	73.5%			—	—	—	$18.47
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$24.65
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg- Clearwater	2007	108,434	108,434	94.8%	94.8%			—	—	Kohl’s	$4.37
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg- Clearwater	2008	9,451	9,451	70.4%	70.4%			143,055	—	(Target)	$18.34
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.51
Town Square			FL	Tampa-St. Petersburg- Clearwater	1999	44,380	44,380	90.1%	90.1%			—	—	—	$27.23
Village Center			FL	Tampa-St. Petersburg- Clearwater	1993	181,110	181,110	93.8%	93.8%			—	36,434	Publix	$13.03
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	84.7%	84.7%			—	44,271	Publix	$10.50
Welleby Plaza			FL	Miami-Fort Lauderdale- Miami Beach	1982	109,949	109,949	86.7%	86.7%			—	46,779	Publix	$10.66
Wellington Town Square			FL	Miami-Fort Lauderdale- Miami Beach	1982	107,325	107,325	99.2%	99.2%			—	44,840	Publix	$18.98
Westchase			FL	Tampa-St. Petersburg- Clearwater	1998	78,998	78,998	100.0%	100.0%			—	51,420	Publix	$13.09
Willa Springs	JV-USAA	20%	FL	Orlando	2000	89,930	17,986	100.0%	100.0%			—	44,271	Publix	$15.51

			FL			5,391,537	4,829,174	92.7%	92.6%	92.8%	92.7%	596,798	2,089,349

Ashford Place			GA	Atlanta- Sandy Springs- Marietta	1993	53,449	53,449	98.1%	98.1%			—	—	—	$17.72
Briarcliff La Vista			GA	Atlanta- Sandy Springs- Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$17.07
Briarcliff Village			GA	Atlanta- Sandy Springs- Marietta	1990	189,551	189,551	93.2%	93.2%			—	43,454	Publix	$14.65
Buckhead Court			GA	Atlanta- Sandy Springs- Marietta	1984	48,318	48,318	97.5%	97.5%			—	—	—	$15.82
Cambridge Square			GA	Atlanta- Sandy Springs- Marietta	1979	71,429	71,429	100.0%	100.0%			—	40,852	Kroger	$13.33
Cornerstone Square			GA	Atlanta- Sandy Springs- Marietta	1990	80,406	80,406	74.4%	74.4%			—	—	—	$15.84
Delk Spectrum			GA	Atlanta- Sandy Springs- Marietta	1991	100,539	100,539	77.4%	77.4%			—	45,044	Publix	$14.24
Dunwoody Hall	JV-USAA	20%	GA	Atlanta- Sandy Springs- Marietta	1986	89,351	17,870	96.5%	96.5%			—	44,271	Publix	$15.05
Dunwoody Village			GA	Atlanta- Sandy Springs- Marietta	1975	120,169	120,169	88.5%	88.5%			—	18,400	Fresh Market	$17.21
Howell Mill Village			GA	Atlanta- Sandy Springs- Marietta	1984	92,118	92,118	83.0%	83.0%			—	31,000	Publix	$15.50
King Plaza	JV-C2	20%	GA	Atlanta- Sandy Springs- Marietta	1998	81,432	16,286	92.1%	92.1%			—	51,420	Publix	$12.00
Loehmanns Plaza Georgia			GA	Atlanta- Sandy Springs- Marietta	1986	137,139	137,139	94.0%	94.0%			—	—	—	$18.98
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta- Sandy Springs- Marietta	1994	72,568	14,514	86.4%	86.4%			—	47,814	Publix	$11.41
Paces Ferry Plaza			GA	Atlanta- Sandy Springs- Marietta	1987	61,698	61,698	95.9%	95.9%			—	—	—	$31.41
Powers Ferry Square			GA	Atlanta- Sandy Springs- Marietta	1987	97,897	97,897	85.1%	85.1%			—	—	—	$23.27
Powers Ferry Village			GA	Atlanta- Sandy Springs- Marietta	1994	78,896	78,896	82.9%	82.9%			—	47,955	Publix	$10.31
Russell Ridge			GA	Atlanta- Sandy Springs- Marietta	1995	98,559	98,559	88.5%	88.5%			—	63,296	Kroger	$11.36

			GA			1,512,723	1,318,042	89.6%	89.2%	89.6%	89.2%	—	433,506

Baker Hill Center	JV-C	20%	IL	Chicago- Naperville- Joliet	1998	135,355	27,071	99.1%	99.1%			—	72,397	Dominick’s	$14.48
Brentwood Commons	JV-GRI	40%	IL	Chicago- Naperville- Joliet	1962	125,550	50,220	99.1%	99.1%			—	64,762	Dominick’s	$10.46
Civic Center Plaza	JV-GRI	40%	IL	Chicago- Naperville- Joliet	1989	264,973	105,989	99.5%	99.5%			—	87,135	Super H Mart, Home Depot	$10.73
Frankfort Crossing Shpg Ctr			IL	Chicago- Naperville- Joliet	1992	114,534	114,534	86.8%	86.8%			—	64,937	Jewel / OSCO	$11.40
Geneva Crossing	JV-C	20%	IL	Chicago- Naperville- Joliet	1997	123,182	24,636	98.8%	98.8%			—	72,385	Dominick’s	$14.12
Glen Oak Plaza			IL	Chicago- Naperville- Joliet	1967	62,616	62,616	96.0%	96.0%			—	11,944	Trader Joe’s	$21.18
Hinsdale			IL	Chicago- Naperville- Joliet	1986	178,960	178,960	93.8%	93.8%			—	69,540	Dominick’s	$12.76
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago- Naperville- Joliet	1988	99,448	39,779	89.8%	89.8%			—	—	Hobby Lobby	$11.12
Riverside Sq & River’s Edge	JV-GRI	40%	IL	Chicago- Naperville- Joliet	1986	169,435	67,774	100.0%	100.0%			—	74,495	Dominick’s	$14.58
Roscoe Square	JV-GRI	40%	IL	Chicago- Naperville- Joliet	1981	140,461	56,184	89.5%	89.5%			—	51,298	Mariano’s	$14.27
Shorewood Crossing	JV-C	20%	IL	Chicago- Naperville- Joliet	2001	87,705	17,541	98.4%	98.4%			—	65,977	Dominick’s	$14.81
Shorewood Crossing II	JV-C2	20%	IL	Chicago- Naperville- Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.45
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago- Naperville- Joliet	1984	95,825	38,330	100.0%	100.0%			—	63,000	Dominick’s	$11.51
Westbrook Commons			IL	Chicago- Naperville- Joliet	1984	123,855	123,855	92.4%	92.4%			—	51,304	Dominick’s	$11.39
Willow Festival			IL	Chicago- Naperville- Joliet	2007	383,003	383,003	98.6%	98.6%			—	60,040	Whole Foods, Lowe’s	$14.73

			IL			2,191,178	1,307,748	96.5%	95.8%	96.5%	95.8%	—	809,214

Airport Crossing			IN	Chicago- Naperville- Joliet	2006	11,924	11,924	77.8%	77.8%			89,911	—	(Kohl’s)	$16.59
Augusta Center			IN	Chicago- Naperville- Joliet	2006	14,532	14,532	100.0%	100.0%			213,988	—	(Menards)	$23.41
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	75.0%	75.0%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$14.49
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1987	85,923	34,369	88.8%	88.8%			64,000	64,000	(Kroger)	$16.18
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2001	52,961	21,184	100.0%	100.0%			—	10,028	Trader Joe’s	$22.75

			IN			193,368	110,038	90.0%	87.7%	90.0%	87.7%	633,697	124,028

Walton Towne Center			KY	Cincinnati- Middletown	2007	23,186	23,186	93.9%	93.9%			116,432	116,432	(Kroger)	$17.18

			KY			23,186	23,186	93.9%	93.9%	93.9%	93.9%	116,432	116,432

Shops at Saugus			MA	Boston- Cambridge- Quincy	2006	90,055	90,055	94.6%	94.6%			—	11,000	Trader Joe’s	$25.36
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	98.1%	98.1%			—	59,970	Stop & Shop, BJ’s Warehouse	$10.39
Twin City Plaza			MA	Boston- Cambridge- Quincy	2004	270,242	270,242	94.6%	94.6%			—	62,500	Shaw’s, Marshall’s	$16.58

			MA			545,576	397,353	95.8%	94.9%	95.8%	94.9%	—	133,470

Portfolio Summary Report By State

December 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1966	102,904	41,162	89.7%	89.7%			—	—	—	$16.84
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	92.9%	92.9%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.32
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1995	137,035	54,814	89.8%	89.8%			—	70,057	Shoppers Food Warehouse	$18.17
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1990	73,529	29,412	98.4%	98.4%			—	39,571	Green Valley Markets	$19.97
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1986	81,016	32,406	96.0%	96.0%			—	10,370	Trader Joe’s	$35.27
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1978	22,328	8,931	100.0%	100.0%			—	—	—	$38.04
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1987	42,906	17,162	84.1%	84.1%			—	—	—	$19.74
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	96.3%	96.3%			—	53,754	Safeway	$25.54
Mitchellville Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1991	152,214	60,886	84.0%	84.0%			—	45,100	Food Lion	$20.69
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1961	162,435	64,974	94.6%	94.6%			—	41,223	Mrs. Greens	$11.44
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1990	125,146	50,058	95.1%	95.1%			—	44,264	Shoppers Food Warehouse	$15.42
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1960	106,469	42,588	93.4%	93.4%			—	63,643	Shoppers Food Warehouse	$10.47
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1987	215,780	86,312	93.9%	93.9%			—	—	—	$14.45
Village at Lee Airpark			MD	Baltimore-Towson	2005	87,556	87,556	97.2%	97.2%			75,000	62,806	Giant Food, (Sunrise)	$24.97
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1985	113,443	45,377	97.0%	97.0%			—	43,205	Safeway	$19.99
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1954	67,403	26,961	93.7%	93.7%			—	—	—	$25.40

			MD			1,814,540	719,391	93.2%	93.4%	92.9%	92.8%	124,000	516,993

Fenton Marketplace			MI	Flint	1999	97,224	97,224	34.7%	34.7%			—	—	—	$18.60
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	60.0%	60.0%			147,491	—	(Wal-Mart)	$23.54

			MI			118,273	118,273	39.2%	39.2%	39.2%	39.2%	147,491	—

Brentwood Plaza			MO	St. Louis	2002	60,452	60,452	96.5%	96.5%			—	51,800	Schnucks	$9.75
Bridgeton			MO	St. Louis	2005	70,762	70,762	97.3%	97.3%			129,802	63,482	Schnucks, (Home Depot)	$11.81
Dardenne Crossing			MO	St. Louis	1996	67,430	67,430	97.9%	97.9%			—	63,333	Schnucks	$10.72
Kirkwood Commons			MO	St. Louis	2000	209,703	209,703	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.58

			MO			408,347	408,347	98.7%	98.7%	98.7%	98.7%	387,802	178,615

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	100.0%	100.0%			87,437	61,736	Rainbow Foods, Jo- Ann Fabrics, (Burlington Coat Factory)	$11.31
Calhoun Commons	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1999	66,150	16,538	100.0%	100.0%			—	49,971	Whole Foods	$21.94
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1959	93,338	37,335	100.0%	100.0%			—	43,978	Lund’s	$17.15
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1991	205,479	82,192	97.2%	97.2%			—	65,608	Rainbow Foods	$11.18
Rockridge Center	JV-C2	20%	MN	Minneapolis-St. Paul-Bloomington	2006	125,213	25,043	95.8%	95.8%			—	89,219	Cub Foods	$11.93

			MN			675,021	207,317	98.4%	98.4%	98.4%	98.4%	87,437	310,512

Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	554,853	166,456	98.2%	98.2%			—	86,713	Harris Teeter, Fresh Market	$16.71
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	88.7%	88.7%			—	14,300	Fresh Market	$16.60
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	100.0%	100.0%			—	41,500	Harris Teeter	$15.17
Colonnade Center			NC	Raleigh-Cary	2009	57,625	57,625	85.4%	85.4%			—	40,122	Whole Foods	$25.96
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	96.3%	96.3%			—	46,478	Kroger	$9.53
Garner Towne Square			NC	Raleigh-Cary	1998	184,347	184,347	95.1%	95.1%			273,000	57,590	Kroger, (Home Depot), (Target)	$11.59
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	91.2%	91.2%			—	27,764	Harris Teeter	$13.21
Harris Crossing			NC	Raleigh-Cary	2007	65,150	65,150	91.1%	91.1%			—	53,000	Harris Teeter	$8.39
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	94.5%	94.5%			—	57,590	Kroger	$11.44
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	122,782	24,556	84.4%	84.4%			—	55,973	Kroger	$14.08
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1994	77,314	19,329	91.6%	91.6%			—	50,420	Harris Teeter	$15.76
Middle Creek Commons			NC	Raleigh-Cary	2006	73,634	73,634	100.0%	100.0%			—	49,032	Lowes Foods	$14.32
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1986	145,101	58,040	95.5%	95.5%			—	18,613	Trader Joe’s	$15.41
Southpoint Crossing			NC	Durham	1998	103,128	103,128	89.7%	89.7%			—	59,160	Kroger	$14.95
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,025	20,205	96.9%	96.9%			—	24,167	Fresh Market	$15.36
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	95.4%	95.4%			—	40,832	Food Lion	$12.26

			NC			2,028,791	1,169,906	94.5%	93.6%	94.9%	94.3%	273,000	723,254

Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1990	103,891	41,556	98.3%	98.3%			—	60,000	Shop Rite	$21.71
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	21,056	93.4%	93.4%			—	34,240	Acme Markets	$6.90

			NJ			156,531	62,612	96.6%	96.6%	96.6%	96.6%	—	94,240

Deer Springs Town Center			NV	Las Vegas-Paradise	2007	330,907	330,907	88.7%	88.7%			132,360	—	(Target), Home Depot, Toys “R” Us	$13.23

			NV			330,907	330,907	88.7%	88.7%	88.7%	88.7%	132,360	—

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	87.0%	87.0%			—	70,815	Kroger	$11.06
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	97.0%	97.0%			—	66,336	Kroger	$10.14
East Pointe			OH	Columbus	1993	86,503	86,503	98.4%	98.4%			—	59,120	Kroger	$10.57
Hyde Park			OH	Cincinnati-Middletown	1995	396,861	396,861	98.9%	98.9%			—	169,267	Kroger, Biggs	$13.87
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	141,063	28,213	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$4.88
Kroger New Albany Center			OH	Columbus	1999	93,286	93,286	91.8%	91.8%			—	65,368	Kroger	$11.08
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$10.90
Red Bank Village			OH	Cincinnati-Middletown	2006	164,317	164,317	97.4%	97.4%			—	—	Wal-Mart	$5.76
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	86.2%	86.2%			—	—	—	$23.92
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	92.6%	92.6%			—	56,800	Kroger	$10.13
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	390,957	78,191	90.9%	90.9%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$17.04
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,164	108,164	96.5%	96.5%			366,722	—	(Kohl’s), (Lowe’s), (Target)	$14.27
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	97.0%	97.0%			—	66,523	Kroger	$9.69
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	98.5%	98.5%			—	100,755	Kroger	$8.58

			OH			2,123,450	1,697,834	95.5%	96.1%	95.5%	96.1%	659,722	742,707

Corvallis Market Center			OR	Corvallis	2006	84,548	84,548	100.0%	100.0%			—	12,017	Trader Joe’s	$18.58
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1979	93,101	37,240	92.5%	92.5%			—	37,500	Lamb’s Thriftway	$12.60
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	81.2%	81.2%			—	41,132	Safeway	$15.48
Northgate Marketplace			OR	Medford	2011	80,708	80,708	73.1%	73.1%			—	13,000	Trader Joe’s	NA
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	92.1%	92.1%			—	55,227	Safeway	$10.37

Portfolio Summary Report By State

December 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	97.8%	97.8%			—	49,793	Albertsons	$17.18
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	53,547	53,547	88.2%	88.2%			—	—	—	$24.45
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%			—	56,500	Whole Foods	$24.90
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	97.4%	97.4%			—	—	Sports Authority	$17.48

			OR			833,706	777,845	91.0%	90.9%	92.9%	92.9%	—	265,169

Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1958	46,228	18,491	100.0%	100.0%			—	22,075	Ahart Market	$13.33
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1960	159,095	63,638	93.8%	93.8%			—	—	—	$16.88
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	214,213	214,213	98.4%	98.4%			—	11,100	Trader Joe’s	$24.65
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	86,868	86,868	98.2%	98.2%			133,000	—	(Target), Sports Authority	$23.78
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	91,400	36,560	98.0%	98.0%			—	50,708	Genuardi’s	$19.87
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1970	146,959	58,784	94.3%	94.3%			—	56,226	Acme Markets	$15.32
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314,450	62,890	96.9%	96.9%			139,377	126,240	Wegmans, (Target)	$14.94
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1976	133,899	53,560	93.8%	93.8%			—	73,000	Valley Farm Market	$7.11
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1999	89,680	35,872	98.0%	98.0%			—	50,658	Genuardi’s	$18.67

			PA			1,303,612	651,695	96.6%	97.1%	96.6%	97.1%	272,377	390,007

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,601	59,601	97.6%	97.6%			—	45,600	Publix	$14.08
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1997	79,649	31,860	97.0%	97.0%			—	37,888	Publix	$13.93
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	100.0%	100.0%			—	44,840	Publix	$12.58
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	93.9%	93.9%			—	65,796	Publix	$9.58
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	94.7%	94.7%			—	46,624	Bi-Lo	$11.80

			SC			360,643	175,513	96.7%	96.9%	96.7%	96.9%	—	240,748

Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1998	70,091	70,091	97.7%	97.7%			—	55,377	Publix	$13.70
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	63,800	63,800	89.0%	89.0%			—	45,600	Publix	$12.19
Nashboro Village			TN	Nashville-Davidson--Murfreesboro	1998	86,811	86,811	96.8%	96.8%			—	61,224	Kroger	$10.68
Northlake Village			TN	Nashville-Davidson--Murfreesboro	1988	137,807	137,807	87.6%	87.6%			—	74,606	Kroger	$11.70
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1997	109,506	109,506	100.0%	100.0%			—	60,647	Harris Teeter	$17.88

			TN			478,923	478,923	94.1%	94.1%	94.1%	94.1%	—	297,454

Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	138,953	27,791	96.8%	96.8%			—	67,768	Kroger	$17.53
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	98,906	19,781	98.0%	98.0%			—	83,214	Kroger	$10.93
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	93.4%	93.4%			—	63,449	Kroger	$16.26
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	127,696	127,696	91.9%	91.9%			102,950	—	(Home Depot)	$10.57
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	97.9%	97.9%			—	90,217	H.E.B., Sears	$13.14
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	77.6%	77.6%			81,264	81,264	(Kroger)	$20.68
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$22.30
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%			—	79,000	H.E.B.	$19.13
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	91.8%	91.8%			—	63,631	Tom Thumb	$14.25
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	89.3%	89.3%			—	80,925	H.E.B.	$15.79
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	83.4%	83.4%			62,804	62,804	(Albertsons), Wal-Mart	$22.63
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	100.0%	100.0%			—	64,228	Tom Thumb	$19.14
Market at Round Rock			TX	Austin-Round Rock	1987	122,646	122,646	77.4%	77.4%			—	29,523	Sprout’s Markets	$17.71
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	100.0%	100.0%			—	48,525	Tom Thumb	$16.23
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	94.9%	94.9%			—	60,465	H.E.B.	$20.41
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	166,077	166,077	100.0%	100.0%			—	65,800	Randall’s Food	$16.37
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	91.3%	91.3%			—	53,118	Tom Thumb	$25.32
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	97.2%	97.2%			—	63,636	Kroger	$13.33
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$23.68
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110,040	22,008	83.1%	83.1%			—	60,932	Kroger	$13.38
Shops at Highland Village			TX	Dallas-Fort Worth-Arlington	2005	352,086	352,086	87.7%	87.7%			—	—	AMC Theater	$23.73
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	80.0%	80.0%			61,962	61,962	(Kroger)	$21.20
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$18.74
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	98.9%	98.9%			—	65,241	Kroger	$16.62
Tech Ridge Center			TX	Austin-Round Rock	2001	187,350	187,350	93.8%	93.8%			—	84,352	H.E.B.	$19.92
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	89.3%	89.3%			—	63,654	Tom Thumb	$13.14
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,858	24,858	92.5%	92.5%			102,984	102,984	(Kroger)	$23.29
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	169,693	67,877	100.0%	100.0%			—	—	—	$13.67
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	185,964	74,386	100.0%	100.0%			—	51,960	Randall’s Food	$17.07
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,547	183,547	98.2%	98.2%			126,874	—	(Target)	$16.19
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1974	103,796	41,518	93.5%	93.5%			—	56,596	Randall’s Food	$15.97

			TX			4,159,375	3,318,113	94.3%	93.9%	94.3%	93.9%	612,608	1,725,638

Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	100.0%	100.0%			—	48,999	Giant Food	$22.31
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	88,897	35,559	96.9%	96.9%			—	57,030	Shoppers Food Warehouse	$14.30
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	94.8%	94.8%			—	57,860	Safeway	$17.50
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	104,100	41,640	100.0%	100.0%			—	55,138	Shoppers Food Warehouse	$16.25
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	97.8%	97.8%			—	55,163	Safeway	$16.61
Culpeper Colonnade			VA	Culpeper	2006	131,707	131,707	97.1%	97.1%			127,307	69,594	Martin’s, (Target)	$14.17
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	76,311	76,311	80.0%	80.0%			—	—	—	$13.16
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1990	165,130	66,052	98.5%	98.5%			—	65,000	Shoppers Food Warehouse	$22.85

Portfolio Summary Report By State

December 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	104,694	20,939	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$14.86
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	103,269	41,308	97.1%	97.1%			—	49,837	Giant Food	$20.58
Gayton Crossing	JV-GRI	40%	VA	Richmond	1983	156,917	62,767	89.3%	89.3%			54,606	38,408	Martin’s, (Kroger)	$13.71
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1972	340,006	136,002	97.6%	97.6%			—	62,319	Giant Food	$21.27
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1971	88,006	35,202	82.1%	82.1%			—	—	—	$7.91
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	153,739	30,748	98.1%	98.1%			142,500	60,607	Harris Teeter, (Target)	$20.39
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1960	71,825	28,730	58.2%	58.2%			—	—	—	$37.92
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1966	74,702	29,881	97.2%	97.2%			—	28,161	Giant Food	$23.61
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	97.7%	97.7%			—	63,000	Shoppers Food Warehouse	$19.88
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	91.5%	91.5%			—	—	—	$26.14
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	79.1%	79.1%			—	51,922	Safeway	$12.26
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	113,013	45,205	94.7%	94.7%			—	55,713	Giant Food	$17.11
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,695	96,695	93.6%	93.6%			—	52,409	Harris Teeter	$19.31
Shops at Stonewall			VA	Washington-Arlington-Alexandria	2007	267,175	267,175	96.6%	96.6%			—	140,000	Wegmans, Dick’s Sporting Goods	$12.66
Shops at Stonewall Phase II			VA	Washington-Arlington-Alexandria	2011	40,670	40,670	100.0%	100.0%			—	—	Dick’s Sporting Goods	NA
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	100.0%	100.0%			—	67,470	Shoppers Food Warehouse	$19.38
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	190,069	76,028	89.5%	89.5%			—	46,935	Giant Food	$17.28
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	297,571	59,514	99.2%	99.2%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$21.12
Village Shopping Center	JV-GRI	40%	VA	Richmond	1948	111,177	44,471	93.8%	93.8%			—	45,023	Martin’s	$19.40
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1952	105,376	42,150	94.5%	94.5%			—	—	—	$21.78
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1986	135,862	54,345	94.3%	94.3%			140,984	58,544	Safeway, (Target)	$20.69

			VA			3,731,626	1,881,945	94.3%	93.5%	94.3%	93.5%	589,132	1,344,426

Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1991	106,921	42,768	95.9%	95.9%			—	48,893	Safeway	$14.91
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	79.2%	79.2%			—	49,440	Safeway	$11.15
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1956	78,230	31,292	100.0%	100.0%			—	28,775	Albertsons	$22.85
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%			—	—	—	$30.21
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Wholesale Sports	$13.27
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	89.9%	89.9%			—	—	LA Fitness	$17.86
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1987	80,555	32,222	94.5%	94.5%			230,300	—	(Sears)	$23.13
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,899	102,899	100.0%	100.0%			—	40,982	Quality Foods	$20.24
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	94.5%	94.5%			55,000	55,000	(Safeway)	$24.73
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	86.6%	86.6%			111,900	—	(Target)	$27.63

			WA			934,642	525,830	92.1%	93.6%	92.1%	93.6%	397,200	223,090

Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1988	135,827	54,331	95.4%	95.4%			—	50,979	Piggly Wiggly	$7.12
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	53,320	91.6%	91.6%			—	69,090	Pick ’N’ Save	$7.70

			WI			269,128	107,651	93.5%	93.5%	93.5%	93.5%	—	120,069

Regency Centers Total						42,148,917	29,787,954	93.3%	92.7%	93.9%	93.5%	7,341,145	15,343,517

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.
(2) Average Base Rent/Sq. Ft. does not include ground leases.
JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-GRI:	Co-investment Partnership with GRI
JV-M3:	Co-investment Partnership with Charter Hall Retail REIT
JV-O:	Other, single property Co-investment Partnerships
JV-RC:	Co-investment Partnership with CalSTRS
JV-RRP:	Regency Retail Partners (closed-end fund)
JV-USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25,394
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	45,528
Lindbergh Crossing	GA	Atlanta-Sandy Springs-Marietta	27,059
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66,122
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99,064

Total square footage managed by Regency, but not owned			263,167

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2011

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,031,785	6.8%	$19,992,170	4.4%	55	18
Kroger	2,090,100	7.0%	19,202,005	4.2%	43	13
Safeway	1,707,700	5.7%	16,878,899	3.7%	51	26
Supervalu	839,301	2.8%	10,021,838	2.2%	26	16
CVS	483,136	1.6%	7,191,558	1.6%	46	22
Whole Foods	252,450	0.8%	6,663,865	1.5%	8	3
TJX Companies	543,334	1.8%	6,331,997	1.4%	25	9
Ahold	341,251	1.1%	4,751,264	1.0%	13	10
Ross Dress For Less	279,805	0.9%	4,353,146	1.0%	17	11
H.E.B.	294,765	1.0%	4,325,545	1.0%	5	2
PETCO	219,706	0.7%	4,103,990	0.9%	25	12
Walgreens	193,909	0.7%	3,728,665	0.8%	16	4
Starbucks	100,076	0.3%	3,507,273	0.8%	83	32
Sports Authority	181,523	0.6%	3,460,631	0.8%	5	1
Wells Fargo Bank	69,089	0.2%	3,310,793	0.7%	36	21
Bank of America	76,767	0.3%	3,269,861	0.7%	26	12
Sears Holdings	428,090	1.4%	3,213,253	0.7%	8	3
Rite Aid	207,459	0.7%	3,184,120	0.7%	24	15
PetSmart	178,850	0.6%	2,959,265	0.7%	10	4
Harris Teeter	247,811	0.8%	2,929,032	0.6%	8	4
Subway	98,248	0.3%	2,915,185	0.6%	112	51
Target	349,683	1.2%	2,883,723	0.6%	4	2
JPMorgan Chase Bank	54,573	0.2%	2,706,541	0.6%	23	6
The UPS Store	95,642	0.3%	2,498,886	0.6%	93	37
Wal-Mart	435,400	1.5%	2,465,948	0.5%	4	1
Trader Joe’s	89,994	0.3%	2,295,923	0.5%	11	5

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$105,405
Kroger Total	$34,450

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,971,285	18	22
Kroger	627,856	8	51
Wal-Mart	575,487	4	8
Lowe’s Home Improvement	314,659	3	5
Safeway	314,000	6	57
Sears Holdings	92,080	1	9
Supervalu	78,371	2	28
Publix	62,771	1	56

	4,036,509

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenants Rents - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2011

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Safeway	2,686,154	6.4%	$28,318,188	4.4%	51	26
Publix	2,603,933	6.2%	25,722,756	4.0%	55	18
Kroger	2,613,682	6.2%	23,625,271	3.7%	43	13
Supervalu	1,439,602	3.4%	16,166,991	2.5%	26	16
CVS	698,289	1.7%	10,915,616	1.7%	46	22
Whole Foods	363,569	0.9%	9,452,583	1.5%	8	3
TJX Companies	689,172	1.6%	7,913,552	1.2%	25	9
Ahold	632,515	1.5%	7,713,880	1.2%	13	10
Ross Dress For Less	497,184	1.2%	7,306,164	1.1%	17	11
PETCO	338,402	0.8%	6,524,507	1.0%	25	12
H.E.B.	394,959	0.9%	5,700,545	0.9%	5	2
Wells Fargo Bank	101,858	0.2%	5,375,885	0.8%	36	21
Harris Teeter	416,230	1.0%	5,148,121	0.8%	8	4
Rite Aid	353,684	0.8%	4,981,334	0.8%	24	15
Bank of America	101,962	0.2%	4,775,030	0.7%	26	12
Target	514,078	1.2%	4,760,504	0.7%	4	2
Starbucks	134,821	0.3%	4,751,929	0.7%	83	32
Subway	145,148	0.3%	4,343,555	0.7%	112	51
Walgreens	229,963	0.5%	4,277,441	0.7%	16	4
Sears Holdings	542,294	1.3%	4,052,388	0.6%	8	3
24 Hour Fitness	198,706	0.5%	3,999,612	0.6%	6	4
PetSmart	240,700	0.6%	3,924,549	0.6%	10	4
Toys “R” Us	262,446	0.6%	3,829,944	0.6%	6	5
Sports Authority	209,757	0.5%	3,820,620	0.6%	5	1
JPMorgan Chase Bank	74,683	0.2%	3,436,092	0.5%	23	6
The UPS Store	130,696	0.3%	3,418,125	0.5%	93	37
Trader Joe’s	128,365	0.3%	3,244,320	0.5%	11	5

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$254,400
Kroger Total	$44,200

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,394,763	18	22
Wal-Mart	737,887	4	8
Kroger	666,256	8	51
Lowe’s Home Improvement	446,659	3	5
Safeway	314,000	6	57
Sears Holdings	230,200	1	9
Supervalu	101,721	2	28
Publix	62,771	1	56

	4,954,257

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

December 31, 2011

All Tenants		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	432,809	1.6%	$7,845,816	1.7%	$18.13	633,611	1.7%	$11,834,280	1.8%
2012	2,366,496	8.9%	46,159,003	10.2%	19.51	3,205,913	8.4%	63,751,617	9.9%
2013	2,594,516	9.8%	50,532,324	11.1%	19.48	4,011,913	10.6%	73,102,097	11.3%
2014	2,609,414	9.8%	51,487,181	11.3%	19.73	3,780,183	9.9%	73,668,700	11.4%
2015	2,185,396	8.2%	43,890,938	9.7%	20.08	3,397,621	8.9%	65,495,956	10.1%
2016	2,923,044	11.0%	50,018,995	11.0%	17.11	4,182,797	11.0%	72,487,036	11.2%
2017	2,096,959	7.9%	35,865,508	7.9%	17.10	2,957,035	7.8%	49,634,427	7.7%
2018	1,431,217	5.4%	22,702,173	5.0%	15.86	2,004,980	5.3%	31,731,705	4.9%
2019	1,200,274	4.5%	18,976,872	4.2%	15.81	1,659,595	4.4%	26,625,991	4.1%
2020	1,597,409	6.0%	23,439,800	5.2%	14.67	2,144,063	5.6%	30,453,646	4.7%
2021	1,306,866	4.9%	19,697,539	4.3%	15.07	1,845,909	4.9%	28,987,092	4.5%

10 Year Total	20,744,399	78.1%	370,616,150	81.7%	17.87	29,823,620	78.5%	527,772,548	81.8%

Thereafter	5,808,152	21.9%	83,033,288	18.3%	14.30	8,181,894	21.5%	117,710,818	18.2%

	26,552,551	100.0%	$453,649,437	100.0%	$17.08	38,005,514	100.0%	$645,483,365	100.0%

Anchor Tenants(3)		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	110,980	0.7%	$732,587	0.5%	—	138,320	0.6%	$1,120,677	0.5%
2012	637,335	4.3%	5,372,982	3.3%	8.43	791,354	3.7%	6,792,633	2.9%
2013	787,919	5.3%	6,632,887	4.1%	8.42	1,481,483	6.9%	12,243,347	5.2%
2014	844,543	5.7%	8,490,946	5.3%	10.05	1,259,556	5.9%	13,364,302	5.7%
2015	686,068	4.6%	6,735,114	4.2%	9.82	1,218,976	5.7%	11,885,088	5.0%
2016	1,314,380	8.9%	11,226,420	6.9%	8.54	1,858,231	8.7%	16,962,745	7.2%
2017	1,232,206	8.3%	14,023,799	8.7%	11.38	1,814,542	8.5%	20,621,257	8.8%
2018	882,600	6.0%	10,135,542	6.3%	11.48	1,292,906	6.0%	14,898,692	6.3%
2019	934,334	6.3%	12,287,878	7.6%	13.15	1,271,160	5.9%	16,601,236	7.0%
2020	1,239,022	8.4%	14,930,660	9.2%	12.05	1,644,729	7.7%	18,882,384	8.0%
2021	877,973	5.9%	8,592,767	5.3%	9.79	1,239,382	5.8%	13,015,404	5.5%

10 Year Total	9,547,361	64.5%	99,161,583	61.4%	10.39	14,010,639	65.4%	146,387,765	62.2%

Thereafter	5,258,965	35.5%	62,464,680	38.6%	11.88	7,424,890	34.6%	89,140,513	37.8%

	14,806,326	100.0%	$161,626,263	100.0%	$10.92	21,435,529	100.0%	$235,528,278	100.0%

Reflects in place leases as of December 31, 2011, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations

December 31, 2011

Inline Tenants		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	321,828	2.7%	$7,113,229	2.4%	$22.10	495,291	3.0%	$10,713,603	2.6%
2012	1,729,160	14.7%	40,786,021	14.0%	23.59	2,414,559	14.6%	56,958,984	13.9%
2013	1,806,597	15.4%	43,899,436	15.0%	24.30	2,530,430	15.3%	60,858,750	14.8%
2014	1,764,871	15.0%	42,996,235	14.7%	24.36	2,520,627	15.2%	60,304,398	14.7%
2015	1,499,329	12.8%	37,155,824	12.7%	24.78	2,178,645	13.1%	53,610,868	13.1%
2016	1,608,665	13.7%	38,792,575	13.3%	24.11	2,324,566	14.0%	55,524,291	13.5%
2017	864,752	7.4%	21,841,709	7.5%	25.26	1,142,493	6.9%	29,013,169	7.1%
2018	548,617	4.7%	12,566,631	4.3%	22.91	712,074	4.3%	16,833,014	4.1%
2019	265,940	2.3%	6,688,995	2.3%	25.15	388,435	2.3%	10,024,755	2.4%
2020	358,387	3.1%	8,509,140	2.9%	23.74	499,334	3.0%	11,571,262	2.8%
2021	428,893	3.7%	11,104,772	3.8%	25.89	606,527	3.7%	15,971,688	3.9%

10 Year Total	11,197,038	95.3%	271,454,567	93.0%	24.24	15,812,981	95.4%	381,384,783	93.0%

Thereafter	549,187	4.7%	20,568,608	7.0%	37.45	757,004	4.6%	28,570,305	7.0%

	11,746,225	100.0%	$292,023,174	100.0%	$24.86	16,569,985	100.0%	$409,955,088	100.0%

Reflects in place leases as of December 31, 2011, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

December 31, 2011

($000s except per share numbers)	2010A	2011A	2012E	1Q12E

FFO / Share (for actuals please see related press release)			$2.30 - $2.46	$.55 - $.59
Recurring FFO / Share			$2.36 - $2.50	$.54 - $.58
Same Property - Wholly owned and Regency’s pro-rata share of co-investment partnerships:
Same property percent leased at period end	92.8%	93.8%	93.0% -94.0%
Same property NOI growth without termination fees	0.0%	0.1%	1.5% - 3.0%
Same property recovery rate	77.0%	76.4%	76% - 78%

Rental rate growth (spaces vacant < 12 months)	-0.1%	1.2%	(1.0)% - 2.5%
Percentage Rent - Consolidated Only	$2,540	$2,996	$2,000 -$2,800
Recovery Rate - Consolidated Only - All Properties	74.2%	73.3%	73% - 75%

Investment Activity
Regency’s Additional 15% Investment in GRI JV	$239,718	$0	$0
Cap rate (average)	9.6%	0.0%	0.0%
Acquisitions - (REG Pro-Rata)	$89,722	$110,643	$100,000 -$200,000
Cap rate (average)	6.7%	6.0%	5.7% - 6.3%
Dispositions - (REG Pro-Rata)	$62,600	$91,205	$150,000 - $250,000
Cap rate (average)	8.4%	7.8%	8.0% - 8.8%
Development starts	$6,060	$95,904	$75,000 - $150,000
Development completions - net costs	$306,188	$445,035	$55,000 - $72,000
Stabilized yield (net dev costs)	7.9%	6.6%	6.5%-7.5%
Completion yield (net dev costs)	6.0%	5.0%	5.5% - 6.5%
Capitalized interest on completions	$607	$241	$30 - $100
Transaction profits net of deal costs and taxes	$3,597	$3,742	($5,500) to ($3,500)
Third party fees and commissions	$26,806	$28,980	$24,800 - $27,000

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available		$88,894
NOI from in-process developments (current quarter)		$985
NOI from leases signed but not yet rent-paying in operating properties, including completed developments (current quarter)		$1,949

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Recurring FFO Guidance to Net Income

December 31, 2011

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended March 31, 2012		Full Year 2012
Net income attributable to common stockholders	$0.07	$0.11	$0.39	$0.55

Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts as defined below	$0.48	0.48	$1.91	1.91

Funds From Operations (1)	$0.55	0.59	$2.30	$2.46

Adjustments to reconcile FFO to Recurring FFO:
All non-recurring items as defined below	(0.01)	(0.01)	0.06	0.04

Recurring Funds From Operations (1)	$0.54	0.58	$2.36	2.50

Weighted average shares (000’s) (2)	90,314		90,424

(1)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 2 of this supplemental report.
(2)	Weighted average shares expected at March 31, 2012 are 4.6 million shares higher than the actual weighted average shares at March 31, 2011 due to the forward equity offering settled in March 2011.